UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

SILVERCREST ASSET MANAGEMENT GROUP INC.

1330 AVENUE OF THE AMERICAS

38TH FLOOR

NEW YORK, NEW YORK 10019

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

June 4, 2025

It is my pleasure to invite you to attend the 2025 Annual Meeting of the Stockholders (the “Annual Meeting”) of Silvercrest Asset Management Group Inc. (the “Company”), a Delaware corporation, on Wednesday, June 4, 2025, at 10:00 a.m., Eastern Time. The meeting will be held at our New York headquarters, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019.

At the Annual Meeting, stockholders will vote on the following matters, which are further described in the attached proxy statement (the “Proxy Statement”):

1. Election of the nominees named in the Proxy Statement to the Board of Directors (the “Board”) to serve until the 2028 annual meeting of stockholders;

2. Approval of executive compensation in an advisory, non-binding vote;

3. Selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote;

4. To amend our 2012 Equity Incentive Plan, as amended (the “Amended 2012 Equity Incentive Plan”) to increase the authorized number of shares issuable under the plan by 1,500,000 shares;

5. Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for 2025; and

6. Action upon such other matters, if any, as may properly come before the meeting.

The Board set April 23, 2025 as the Record Date. Only holders of record of our common stock at the close of business on that day are entitled to vote at our Annual Meeting or any adjournment of our Annual Meeting.

We invite you to attend our Annual Meeting and vote. If you attend our Annual Meeting, you may vote in person, even if you previously voted by proxy.

By order of the Board of Directors,

David J. Campbell

General Counsel and Secretary

New York, New York

April 30, 2025

TABLE OF CONTENTS

ABOUT THE ANNUAL MEETING AND VOTING	1
PROPOSAL NO. 1: ELECTION OF DIRECTORS	7
Nominees for Election to the Board	7
CORPORATE GOVERNANCE	9
MEETINGS AND COMMITTEES OF THE BOARD	13
DIRECTOR COMPENSATION	15
COMPENSATION DISCUSSION AND ANALYSIS	16
Summary Compensation Table	20
Outstanding Equity Awards at 2024 Fiscal Year-End Table	22
2024 Option Exercises and Stock Vested Table	23
EQUITY COMPENSATION PLAN INFORMATION TABLE	31
INFORMATION CONCERNING OUR NON-DIRECTOR EXECUTIVE OFFICERS	32
PROPOSAL NO. 2: NON-BINDING VOTE ON EXECUTIVE COMPENSATION	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
PROPOSAL NO. 3: NON-BINDING VOTE ON FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION	37
PROPOSAL NO. 4 PROPOSED AMENDMENT TO AMENDED 2012 EQUITY INCENTIVE PLAN	38
PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025	46
AUDIT COMMITTEE REPORT	47
OTHER MATTERS	48
APPENDIX A - NON-GAAP FINANCIAL INFORMATION AND RECONCILIATIONS	49
APPENDIX B - AMENDMENT TO THE AMENDED 2012 EQUITY INCENTIVE PLAN	52

SILVERCREST ASSET MANAGEMENT GROUP INC.

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding Availability of Proxy Materials for Stockholder Meeting to be Held on June 4, 2025.

This Proxy Statement and the 2024 Annual Report to Stockholders are available on our internet website at http://ir.silvercrestgroup.com.

What is the purpose of the Annual Meeting?

At our Annual Meeting, the stockholders will act upon the matters outlined in the Notice of Meeting on the first page of this Proxy Statement, including the election of the nominees named below as directors, the approval of executive compensation in an advisory, non-binding vote; the selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote; the approval of an amendment to our Amended 2012 Equity Incentive Plan to increase the authorized number of shares by 1,500,000 shares; and ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2025. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. This Proxy Statement and form of proxy were first mailed to stockholders on or about April 30, 2025.

When and where will the Meeting be held?

The 2025 Annual Meeting will be held on Wednesday, June 4, 2025, at 10:00 a.m., Eastern Time, at our New York headquarters, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. Our headquarters are accessible to persons with disabilities. If you have a disability, we can provide reasonable assistance to help you participate in the meeting upon request.

Who is soliciting my vote?

Our Board of Directors (the “Board”) is soliciting your proxy to vote at the Annual Meeting.

What am I voting on?

You are voting on five proposals:

1.
The election of the following nominees to the Board to serve until the 2027 annual meeting of stockholders

(“Proposal No. 1”):

•
Richard J. Burns
•
J. Allen Gray

2.
Approval of executive compensation in an advisory, non-binding vote (“Proposal No. 2”).

3.
Selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote (“Proposal No. 3”).

4.
Approval of an amendment to our Amended 2012 Equity Incentive Plan to increase the authorized number of shares issuable under the plan by 1,500,000 shares (“Proposal No. 4”).
5.
Ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2025 (“Proposal No. 5”).

What are the voting recommendations of the Board?

The Board recommends the following votes:

1.
FOR the director nominees to the Board in Proposal No. 1;
2.
FOR Proposal No. 2;
3.
FOR a frequency of one year in Proposal No. 3;
4.
FOR Proposal No. 4; and
5.
FOR Proposal No. 5.

Will any other matters be voted on?

The Board does not intend to present any other matters at the Annual Meeting. We do not know of any other matters that will be brought before the stockholders for a vote at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, your signed proxy card gives authority to David Campbell and Scott Gerard as proxies, with full power of substitution (“Proxies”), to vote on such matters in their discretion in accordance with their best judgment.

Who is entitled to vote?

Stockholders of record as of the close of business on April 23, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. Shares of our Class A and Class B common stock vote together as a single class. On the Record Date, there were 9,442,572 and 4,081,052 shares of Class A and Class B common stock outstanding, respectively.

How many votes do I have?

You will have one vote for every share of Company common stock that you owned at the close of business on the Record Date. You are not entitled to cumulate your votes.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a broker or bank rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Company.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your bank or broker, which is considered the stockholder of record of these shares. As the beneficial owner, you have the right to direct your bank or broker how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you bring with you a legal proxy from the stockholder of record. Your bank or broker has enclosed a voting instruction card for you to use for providing directions for how to vote your shares.

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•
By internet at www.voteproxy.com. Follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the webpage.
•
By toll-free telephone at 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries. Have your proxy card available when you call and follow the instructions.
•
By completing and mailing your proxy card.
•
By written ballot at the Annual Meeting.

If you vote by internet or telephone, your vote must be received by Tuesday, June 4, 2025, at 10:00 am, Eastern Time. Your shares will be voted as you indicate. If you sign and return your proxy card but you do not indicate your voting preferences, the Proxies will vote your shares FOR Proposal Nos. 1, 2, 4 and 5 and FOR a frequency of one year in Proposal No. 3.

If your shares are held in street name, you should follow the voting directions provided by your bank or broker. You may complete and mail a voting instruction card to your bank or broker or, in most cases, submit voting instructions by the internet or telephone to your bank or broker. If you provide specific voting instructions by mail, the internet or telephone, your shares should be voted by your bank or broker as you have directed. AS A RESULT OF NASDAQ’S RULES, YOUR BANK OR BROKER CANNOT VOTE WITH RESPECT TO ANY PROPOSAL, EXCEPT FOR PROPOSAL NO. 5, UNLESS IT RECEIVES VOTING INSTRUCTIONS FROM YOU.

We will distribute written ballots at the Annual Meeting to any stockholder who wants to vote. If you hold your shares in street name, you must request a legal proxy from your bank or broker to vote in person at the Annual Meeting.

Can I change my vote or revoke my proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•
Entering a new vote by internet or telephone by Tuesday, June 3, 2025, at 10:00 AM;
•
Returning a later-dated proxy card;
•
Sending written notice of revocation to David J. Campbell, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019; or
•
Completing a written ballot at the Annual Meeting.

If your shares are held in street name, you must follow the specific directions provided to you by your bank or broker to change or revoke any instructions you have already provided to your bank or broker.

Is my vote confidential?

It is the policy of the Company that all proxies, ballots, voting instructions and tabulations that identify the vote of a stockholder will be kept confidential from the Company, its directors, officers and employees until after the final vote is tabulated and announced, except in limited circumstances, including: any contested solicitation of proxies; when required to meet a legal requirement, to defend a claim against the Company; to assert a claim by the Company; or when written comments by a stockholder appear on a proxy card or other voting material.

Who pays for soliciting proxies?

We will pay for the cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying form of proxy to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request banks and brokers to solicit their customers, on whose behalf such banks and brokers hold our common stock in street name. Our directors, officers, and employees may solicit proxies on our behalf in person, by phone, or by electronic communication. We will reimburse these banks and brokers for their reasonable out-of- pocket expenses for these solicitations. We will pay no additional compensation to our officers, directors, or employees for these activities.

What is the quorum requirement of the Annual Meeting?

A majority of the issued and outstanding shares of our common stock on the Record Date, represented in person or by proxy at the Annual Meeting, constitutes a quorum for voting on proposals at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares of our Class A and Class B common stock vote together as a single class. Abstentions and broker non-votes (described below) will be treated as present for purposes of establishing a quorum.

What are broker non-votes?

Broker non-votes occur when holders of record, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners by the date specified in the statement requesting voting instructions that has been provided by the bank or broker.

If that happens, the bank or broker may vote those shares only on proposals considered "routine". The only proposal at the Annual Meeting that is considered routine is Proposal No. 5. All of the other proposals are considered “non-routine,” which means that your broker will not have the discretionary authority to vote your shares with respect to such proposals. Shares for which you do not provide voting instructions and a broker lacks discretionary voting authority are referred to as “broker non-votes.” Broker non-votes are counted as present for the purpose of establishing a quorum.

What vote is required to approve each proposal?

Proposal No. 1. For the election of directors, a nominee for director will be elected if they receive a plurality of the votes of the shares present in person, or represented by proxy, and entitled to vote on such matter at the Annual Meeting. This means that the candidate who receives the most votes for a particular slot will be elected for that slot, whether or not the votes for that candidate represent a majority. Withholds and broker non-votes have no effect on the outcome of the proposal.

Proposal No. 2. Approval of our executive compensation in an advisory, non-binding vote requires the approving vote of a majority of the votes of shares present in person, or represented by proxy, and entitled to vote on such matter at the Annual Meeting. Abstentions have the effect of a vote against the proposal. Broker non-votes have no effect on the outcome of the proposal.

Proposal No. 3. Selection on an advisory basis of the frequency of future advisory votes on executive compensation requires votes for that frequency from the holders of a majority of the votes of shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Because stockholders have four choices (one year, two years, three years or abstain) on the advisory approval of a frequency of future votes on the compensation of the Company’s executives, it is possible that no frequency will receive a majority vote. If no frequency receives the approving vote of a majority of the shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting, our Board will consider the frequency that receives the highest number of votes cast by stockholders to be the frequency that has been selected by the stockholders. However, because this vote is advisory and non-binding on us or our Board in any way, our Board may decide that it is in our and our stockholders’ best interests to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders. Abstentions have the effect of a vote against each frequency. Broker non-votes have no effect on the outcome of the proposal.

Proposal No. 4. Approval of an amendment to our Amended and Restated 2012 Equity Incentive Plan to increase the authorized number of shares issuable under the plan by 1,500,000 shares requires the approving vote of a majority of the votes of shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Abstentions have the effect of a vote against the proposal. Broker non-votes have no effect on the outcome of the proposal.

Proposal No. 5. Ratification of our independent registered public accounting firm requires the approving vote of a majority of the votes of shares present in person, or represented by proxy, and entitled to vote on such matter at the Annual Meeting. Abstentions have the effect of a vote against the proposal. Broker non-votes have no effect on the outcome of the proposal.

Who can attend the Annual Meeting?

Only Silvercrest Asset Management Group Inc. stockholders as of the close of business on the Record Date may attend the Annual Meeting.

What do I need to do to attend the Annual Meeting?

If you are a stockholder of record, your proxy card is your admission ticket to the Annual Meeting. If you own shares in street name, you will need to ask your broker or bank for an admission ticket in the form of a legal proxy. You will need to provide the legal proxy at the Annual Meeting along with valid picture identification. If you do not receive the legal proxy in time, provide your most recent brokerage statement at the Annual Meeting. We can use your statement to verify your ownership of our common stock and admit you to the Annual Meeting; however, you will not be able to vote your shares at the Annual Meeting without a legal proxy.

What does it mean if I get more than one proxy card?

It means you own shares in more than one account. You should vote the shares on each of your proxy cards.

How can I consolidate multiple accounts registered in variations of the same name?

If you have multiple accounts, we encourage you to consolidate your accounts by having all your shares registered in exactly the same name and address. You may do this by contacting our transfer agent, Equiniti Trust Company, LLC, by phone at (800) 937-5449 or by mail at PO Box 500, Newark, New Jersey 07101.

I own my shares indirectly through my broker, bank or other nominee. Will I receive multiple copies of the annual report, proxy statement and other mailings because more than one person in my household is a beneficial owner? How can I change the number of copies of these mailings that are sent to my household?

If you and other members of your household are beneficial owners, you may receive multiple copies of the annual report and proxy statement and other mailings at your household. You can eliminate this duplication of mailings by contacting your broker, bank or other nominee. Duplicate mailings in most cases are wasteful for us and inconvenient for you, and we encourage you to eliminate them whenever you can. If you have eliminated duplicate mailings, but for any reason would like to resume them, you must contact your broker, bank or other nominee.

I own my shares directly as a registered owner of Company stock and so do other members of my family living in my household. How can I set the number of copies of the annual report and proxy statement that will be delivered to my household?

Family members living in the same household that are registered owners of Company stock will receive only one copy per household of the annual report, proxy statement and most other mailings. The only item that will be separately mailed for each registered stockholder or account is a proxy card. If you wish to receive separate copies in your name, apart from others in your household, you must contact our transfer agent, Equiniti Trust Company, LLC , by phone at by phone at (800) 937-5449 or by mail at PO Box 500, Newark, New Jersey 07101, and request that action. Within 30 days after your request is received, we will send you separate mailings. If, for any reason, you and members of your household receive multiple copies and you want to eliminate the duplications, please also contact Equiniti Trust Company and request that action. That request must be made by each person in the household entitled to receive the materials.

Multiple stockholders live in my household and I want to receive my own copy of this year’s Annual Report and Proxy Statement. How can I obtain my own separate copy of those documents for the Annual Meeting in June?

You may download them from our internet website, http://ir.silvercrestgroup.com. If you want copies mailed to you and you are a beneficial owner, you must request them from your broker, bank, or other nominee. If you want copies mailed to you and you are a stockholder of record, we will mail them promptly and free of charge if you request them from our corporate office by phone at (212) 649-0600 or by mail to 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. We cannot guarantee you will receive mailed copies before the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and publish final results in a Report on Form 8-K within four business days following the Annual Meeting.

What is the deadline for consideration of stockholder proposals or director nominations for the 2026 annual meeting of stockholders?

If you are a stockholder and you want to present a proposal at the 2026 annual meeting and have it included in our proxy statement for that meeting, you must submit the proposal in writing to our offices at 1330 Avenue of the Americas, 38th Floor, New York, New York 10019, no later than December 31, 2025. Applicable Securities and Exchange Commission (“SEC”) rules and regulations govern the submission of stockholder proposals and our consideration of them for inclusion in next year’s proxy statement.

If you want to present a proposal at the 2026 annual meeting (but not have the proposal included in our proxy statement) or to nominate a person for election as a director, you must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our corporate secretary receive written notice from the stockholder of intent to present such proposal or nomination no less than 90 days and no more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting if such meeting is to be held on a day that is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting. Therefore, assuming our next annual meeting is held on or about June 4, 2026, we must receive notice of such proposal no earlier than February 4, 2026 and no later than March 6, 2026. The notice must contain the information required by our bylaws.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for consideration at the 2026 annual meeting must provide notice that sets forth the information acquired by Rule 14a-19 under the Exchange Act no later than March 6, 2026, which is 90 days prior to the one year anniversary of this year’s Annual Meeting date.

You may obtain a print copy of our bylaws by submitting a request to: 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. Our bylaws are also available on our website at http://ir.silvercrestgroup.com. Management may vote proxies in its discretion on any matter at the Annual Meeting if we do not receive notice of the matter within the timeframe described in this paragraph. In addition, any person presiding at the meeting may exclude any matter that is not properly presented in accordance with these requirements.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, you will vote to elect as director the nominees listed below to serve until our 2028 Annual Meeting of stockholders or until his successor is elected and qualified. The Board has nominated Richard J. Burns and J. Allen Gray for election as directors. The nominees are current members of the Board. The nominees have consented to being named in this Proxy Statement as nominees and have agreed to serve as directors if elected. There is no family relationship among any of our executive officers or directors. In the normal course of its deliberations, the Board may decide at a later time to add one or more directors who possess skills and experience that may be beneficial to the Board and our Company.

The persons named as Proxies in the accompanying form of proxy have advised us that, consistent with the Board’s recommendation, at the Annual Meeting, unless otherwise directed, they intend to vote the shares covered by the Proxies FOR the election of the nominees named below. If one or more of the nominees are unable to serve, or for good cause will not serve, the persons named as Proxies may vote for the election of any substitute nominee that the Board may propose. The persons named as Proxies may not vote for a greater number of persons than the number of nominees named above.

Nominees for Election to the Board at the 2025 Annual Meeting

Richard J. Burns, 65, is a current member of the Board. Mr. Burns founded Blackhall Ventures in 2021 and is currently its General Partner and Chairman of its operating companies. Prior to founding Blackhall Ventures, Mr. Burns co-founded Isis Ventures Partners in 2002 and is currently one of its general partners and Chairman of its operating companies. Prior to co-founding Isis, Mr. Burns was President and Chief Executive Officer of Thomson Financial Media, a company holding the banking, insurance and electronic commerce media assets of The Thomson Corporation. Mr. Burns also previously served as Chief Executive Officer and publisher of Institutional Investor, a leading media business for fund management and finance professionals. Mr. Burns is currently a director on the board of Interaudi Bank, an FDIC-regulated bank based in New York. He serves as Chairman of the bank’s audit committee and is a member of its compliance committee. He also serves as Chairman of the board of Intelligent Security Systems, a leading provider of algorithmic software solutions for the global video intelligence industry. Mr. Burns currently serves on the board of Carnegie Hall, representing Manhattan Borough President Mark Levine. Mr. Burns has previously served as a member of the Board of Trustees of the American Museum of Natural History and as a member of the Board of Trustees of the David Rockefeller-founded Americas Society. Mr. Burns was educated at St. John’s College, Oxford University, where he received B.A. and M.A. degrees. He subsequently received his Masters of Science from Columbia University’s Graduate School of Journalism.

Based on his experience and qualifications, Mr. Burns was elected as a member of the Board, and we believe he should continue as a Board Member.

J. Allen Gray, 64, is a Managing Director and current member of the Board. Mr. Gray is responsible for Silvercrest's Institutional business, including consultant and client relations. Mr. Gray has served as a Managing Director of Silvercrest Asset Management Group LLC, our operating subsidiary ("SAMG LLC") since 2008. Prior to joining Silvercrest, Mr. Gray served as a Managing Partner and a Member of the Management Committee of Osprey Partners Investment Management, LLC and as President of the Osprey Concentrated Large Cap Value Equity Fund from 1998 to 2008. At Osprey he was responsible for Sales, Marketing and Client Relations. Prior to Osprey Partners, Mr. Gray served as a Managing Director with Radnor Capital Management, a start-up investment firm, where he was responsible for the firm's sales, marketing and client relations activities from 1989 to 1998. Mr. Gray began his career with Kidder, Peabody & Co. as a financial advisor from 1983 to 1986 before accepting a position with Wheat, First Securities, Inc. as Vice President for institutional equity sales as well as continuing to work as a financial advisor to families and individuals from 1986 to 1989. Mr. Gray received his B.A. in Political Science from Randolph-Macon College.

Mr. Gray has decades of experience in the asset management industry, including leadership experience at Silvercrest. Based on his experience and qualifications, Mr. Gray was appointed as a member of the Board in 2025, and we believe he should continue as a Board Member.

Other Current Members of the Board

Brian D. Dunn, 70, is a current member of the Board. Mr. Dunn joined McLagan Partners (an Aon Hewitt Company), a provider of compensation consulting services, in 1998 and retired as Chairman of McLagan and CEO of Performance, Reward & Talent for Aon Hewitt Consulting Worldwide in December 2015. He is a board member of Spire Technologies and Solutions Private Limited, SullivanCotter which is a private consulting firm focused on the Healthcare sector, and the Live Like Lou Foundation. Mr. Dunn received a B.S. degree summa cum laude from the New York State School of Industrial and Labor Relations at Cornell University and an M.B.A. with highest honors from the Cornell University Graduate School of Management.

Mr. Dunn has over 40 years of experience specializing in incentive and executive compensation and has had several compensation committee relationships with publicly traded companies. His client base was largely financial services firms including many asset managers. Based on his experience and qualifications, Mr. Dunn was elected as a member of the Board.

Darla M. Romfo, 64, is a current member of the Board. Ms. Romfo is a lawyer and a CPA who has had experience working in all three sectors of our economy—private, government and not-for-profit. After working in private practice as an attorney in tax law, Ms. Romfo worked closely as Counsel to two former United States Senators (Senator Kent Conrad and Senator John Breaux) in their roles as members of the Senate Finance Committee, as Legislative Director to each Senator, and with Senator Breaux in his positions within the Senate Democratic Leadership.

Since 1999, Ms. Romfo has served as President and Chief Operating Officer of the Children’s Scholarship Fund, a national not-for-profit dedicated to providing partial scholarships to low-income children to attend private school. Ms. Romfo is a frequent speaker on education and parental choice, and is currently on the boards of Drexel Fund, Brilla College Prep Charter Schools, The Cloisters on the Platte, and Invest in Ed. Ms. Romfo received a B.A. degree in Political Science and a B.S.B.A. degree in Accounting from the University of North Dakota. She subsequently received her J.D. from The George Washington University Law School.

Based on her management, legal and financial experience and qualifications, Ms. Romfo was elected as a member of the Board.

Richard R. Hough III, 55, is our Chairman, Chief Executive Officer and President and a current member of the Board. Mr. Hough has served as Chairman of the Board since November 2015, President of SAMG LLC since January 2012, as its Chief Operating Officer from July 2010 to November 2013 and as its Chief Executive Officer since November 2013. He has been a member of the Company’s Executive Committee since 2007. Mr. Hough, who joined us in 2003, has responsibility for all aspects of our operations, including corporate strategy and development. Mr. Hough recently served as a member of the Executive Committee of and member of the Board of Governors of the Investment Advisor Association, a not-for-profit organization that represents the interests of SEC-registered investment advisor firms. He serves on the advisory board of the New Criterion, a monthly review of the arts and intellectual life. He also serves as chairman of the board of the Institute for Family Studies. He serves on the boards of The Tunison Foundation, National Civic Arts Society, and Christendom College. Mr. Hough graduated with a degree in politics from Princeton University.

Mr. Hough has been involved in the strategy of our Company for more than 20 years. His various leadership roles enable him to provide valuable insight on the strategic direction of the Company. Based on his experience and qualifications, Mr. Hough was elected as a member of the Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE FOR THE BOARD’S NOMINEES.

CORPORATE GOVERNANCE

Overview

Our Company believes that good corporate governance practices reflect our values and support our strong strategic and financial performance. The compass of our corporate governance practices can be found in our bylaws and our Code of Business Conduct and Ethics, which were adopted by the Board to guide our Company, our Board and our employees. The charter of each standing Committee of the Board, describing the roles and responsibilities delegated to each Committee, can be found at http://ir.silvercrestgroup.com. In addition, the Board has established policies and procedures that address matters such as transactions with related persons and the independence and qualifications of our directors. This “Corporate Governance” section provides insight into how the Board has implemented these policies and procedures to benefit our Company and our stockholders.

Board Composition

The Board currently consists of five directors. Messrs. Burns and Dunn and Ms. Romfo qualify as independent directors under the corporate governance standards of NASDAQ. The Board consists of a majority of independent directors within the meaning of the applicable rules of the SEC and NASDAQ. At least one member, Mr. Burns, has been determined by the Board to be an Audit Committee financial expert within the meaning of applicable SEC and NASDAQ rules. The Nominating and Corporate Governance Committee will consider a person’s continued service as a director once their term is expiring without regard to the age of such person.

Staggered Board

The Board is divided into three staggered classes of directors of the same or nearly the same number and each director is assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The term of the current Class III directors expires upon the election and qualification of successor directors at this year’s Annual Meeting. The term of the Class III directors elected at this year’s Annual Meeting will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the year 2028. The terms of the other directors expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2026 for the Class I director and 2027 for the Class II directors.

•
Our Class I director is Mr. Dunn;
•
Our Class II directors are Mr. Hough and Ms. Romfo; and
•
Our Class III directors are Mr. Burns and Mr. Gray.

While the Board is currently composed of five directors, our second amended and restated certificate of incorporation provides that the number of directors serving on the Board shall be fixed from time to time by a resolution of a majority of the Board, provided that the Board shall consist of no fewer than three directors nor more than eleven directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class shall consist of one-third of the Board.

Board Leadership Structure

Richard R. Hough III serves as both Chairman of the Board and Chief Executive Officer. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. To this end, the Board does not have a policy mandating the combination or separation of the roles of Chairman of the Board and Chief Executive Officer. The Board has not designated a lead independent director but believes that its leadership structure is appropriate given the active role that the independent directors play on the Board’s standing committees. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Stockholder and Interested Party Communications with the Board

Communications with the Board Generally. Stockholders who desire to communicate with the Board, or with a specific director, including on an anonymous or confidential basis, may do so by delivering a written communication to the Board, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. The General Counsel will not edit or modify any such communication received and will forward each such communication to the appropriate director or directors, as specified in the communication. If the envelope containing a communication that a stockholder wishes to be confidential is conspicuously marked “Confidential,” the General Counsel will not open the communication. Communications will be forwarded by the General Counsel to the Board or any specified directors on a bi-monthly basis. The General Counsel will ensure the timely delivery of time sensitive communications to the extent such communication indicates time sensitivity. In addition, we have a policy that each of our directors should make every reasonable effort to attend each annual meeting of stockholders so that stockholders can communicate with the Board during these meetings. Three of the members of our Board attended the 2024 Annual Meeting of Stockholders.

Interested Party Communications with our Independent Directors, our Non-Management Directors. Any interested party, including stockholders, who desires to communicate directly with one or more of the independent directors or our non-management directors as a group, including on an anonymous or confidential basis, may do so by delivering a written communication to the independent directors or the non-management directors as a group, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. The General Counsel will not open a communication that is addressed to one or more of our independent directors or our non-management directors as a group and will forward each such communication to the appropriate individual director or group of directors, as specified in the communication. Such communications will not be disclosed to the non-independent or management members of the Board or to management unless so instructed by the independent or non-management directors. Communications will be forwarded by the General Counsel on a bi- monthly basis. The General Counsel will ensure the timely delivery of time sensitive communications to the extent such communication indicates time sensitivity.

Stockholder Engagement

In an effort to further a comprehensive understanding of our executive compensation philosophy and approach and to discuss our business strategy, we initiated targeted engagement efforts in 2024. Our Chief Executive Officer and Chief Financial Officer spoke to our most significant institutional stockholders. No issues regarding the structure of our executive compensation program or the amounts of compensation paid were raised during these meetings.

We also regularly engage with our employees, who collectively held approximately 30.2% of our outstanding common stock as of the record date. We expect to continue to engage with all of our stockholders on a regular basis to further a comprehensive understanding of, and foster an open dialogue about, our executive compensation program. The Compensation Committee will continue to consider enhancements to the executive compensation program in the future based on the feedback we receive.

The Compensation Committee also considers the results of the Company’s advisory vote on compensation when determining the amount and form of compensation paid to the named executive officers and the structure of the executive compensation program generally. The Compensation Committee values this input from our stockholders.

Nominations for Directors

Identifying Director Candidates. When seeking candidates for election and appointment to the Board, our Nominating and Corporate Governance Committee will consider candidates that possess the integrity, leadership skills and competency required to direct and oversee our management in the best interests of our stockholders, clients, employees, communities we serve and other affected parties, and consider the competency of the Board as a whole. Our Nominating and Corporate Governance Committee considers the current composition of our Board, including diversity, age and skills such as understanding asset management, investment management and finance, when seeking new candidates. We believe the composition of our Board reflects a diversity of skills, professional and personal backgrounds and experience. With respect to the director nominees, the Nominating and Corporate

Governance Committee also focused on the information described in the Board members’ biographical information set forth above.

Stockholder Recommendations for Director Candidates. The Nominating and Corporate Governance Committee will consider stockholder suggestions for nominees for directors. Shareholder recommendations for a candidate for director should be submitted to: Silvercrest Asset Management Group Inc., Office of the General Counsel, 1330 Avenue of the Americas, 38th Floor, New York, New York 10019.

Retirement Age Policy

It is the general policy of the Company that a director who has attained the age of 72 years during her or his term will not be nominated for reelection or reappointment to the Board. The Nominating and Corporate Governance Committee may grant a waiver for a director to stand for re-election and, if such a waiver is granted, the reasons for that waiver will be disclosed in the relevant proxy statement.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Company maintains Corporate Governance Guidelines that establish a common set of expectations to assist our Board and its committees in performing their duties. A complete copy of our Corporate Governance Guidelines is available on our website at http://ir.silvercrestgroup.com.

We expect and require all of our employees, directors, and any parties with whom we do business to conduct themselves in accordance with the highest ethical standards. Accordingly, we have adopted a Code of Business Conduct and Ethics, which outlines our commitment to, and expectations for, honest and ethical conduct by all of these persons and parties in their business dealings. A complete copy of our Code of Business Conduct and Ethics is available on our website at http://ir.silvercrestgroup.com. The Company intends to disclose any changes in, or waivers from, this code by posting such information on the same website or by filing a Form 8-K, in each case if such disclosure is required by rules of the SEC or NASDAQ.

Board Evaluations

The Board has an ongoing process in place to regularly assess its performance. A formal evaluation of the Board and its committees is conducted on an annual basis to solicit feedback and determine appropriate action based on that feedback. The Chair of the Nominating and Corporate Governance Committee leads the Board’s evaluation process, which considers the following topics among others: (i) Board and committee oversight responsibilities; (ii) Board and committee composition; (iii) Board and committee effectiveness; (iv) Board and committee materials; and (v) Board and committee meeting effectiveness.

Policy on Related Person Transactions

As a general matter, it is our preference to avoid related person transactions as we recognize that they can present potential or actual conflicts of interest. We recognize, however, that there are situations where related person transactions may be in the best interests of the Company and our stockholders, including situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides or obtains products or services to or from related persons on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. Therefore, we have adopted a written Company policy for the review, approval or ratification of related person transactions, which is generally described below.

For the purposes of this policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds the lesser of $120,000 or 1% of our average total assets at year end, and in which any related person had, has or will have a direct or indirect material interest. “Related person” means (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner.

When we become aware of a person’s status as a beneficial owner of more than 5% of any class of the our voting securities, our General Counsel is required to create a list, to the extent the information is readily available, of (i) if the person is an individual, the same information as is requested of directors and executive officers, and (ii) if the person is a firm, corporation or other entity, a list of principals or executive officers of the firm, corporation or entity, and update the list on a quarterly basis. In the event there is a potential “related person transaction,” such transaction will be evaluated by our Audit Committee and/or Board of Directors in accordance with our policy.

Current Related Person Transactions

We have entered into a registration rights agreement and a tax receivables agreement with our principals, who are the limited partners of Silvercrest, L.P., the managing member of SAMG LLC, our operating subsidiary. Our principals include Messrs. Richard R. Hough III, Scott A. Gerard, David J. Campbell, Albert S. Messina, J. Allen Gray and Matthew Arpano.

Registration Rights Agreement. Pursuant to a resale and registration rights agreement that we entered into with our principals, we filed a registration statement on Form S-3, in 2014, for the sale of the shares of our Class A common stock that are issuable upon exchange of Class B units. The registration statement was also declared effective by the SEC in 2014. Pursuant to this agreement, when Silvercrest L.P. issues any Class B units to its employees, partners or other consultants pursuant to the Amended 2012 Equity Incentive Plan the recipient will be entitled to the same resale and registration rights, and will be subject to the same restrictions, as the principals holding Class B units outstanding after our initial public offering.

Tax Receivable Agreement. We have entered into a tax receivable agreement with our principals, and will enter into a tax receivable agreement with any future holders of Class B units, that requires us to pay them 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax that we actually realize (or are deemed to realize in the case of an early termination payment by us, or a change in control) as a result of the increases in tax basis and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. We expect to benefit from the remaining 15% of cash savings, if any, realized. The tax receivable agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the tax receivable agreement for an amount based on an agreed upon value of payments remaining to be made under the agreement. The tax receivable agreement will automatically terminate with respect to our obligations to a principal if a principal (i) is terminated for cause, (ii) breaches his or her non-solicitation covenants with our Company or (iii) voluntarily resigns or retires and competes with our Company in the 12-month period following resignation of employment or retirement, and no further payments will be made to such principal under the tax receivable agreement.

Management of Employees’ Personal Funds. The Company manages the personal funds of many of its employees and members of the families of those employees, including Messrs. Hough, Gerard, Campbell, Messina and Gray, pursuant to investment management agreements in which it has agreed to reduce the advisory fees it charges to such employees and members of their families. The value of the discounts for fiscal year 2024 to the investment advisory services provided by the Company to Messrs. Scott A. Gerard, Albert S. Messina, and Matthew Arpano were approximately $26,000, $48,000, and $38,000, respectively. The value of services provided by the Company to other executives was not significant.

MEETINGS AND COMMITTEES OF THE BOARD

Meetings of Directors

The Board met six times during 2024. The Audit Committee met four times, the Compensation Committee met once, and the Nominating and Corporate Governance Committee met six times during 2024. All directors serving during 2024 participated in 100% of the total number of meetings of the Board and committees on which they served. Following each of the meetings of the full Board, the independent directors met in executive session without management participating, for a total of six times in 2024.

Committees of the Board

We currently have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is comprised of independent directors in accordance with the listing standards of NASDAQ.

The following table sets forth the names of each current Committee member and the primary responsibilities of each Committee.

Name of Committee and Members for 2024		Primary Responsibilities
Audit Richard J. Burns (Chairman and Audit Committee Financial Expert) Brian D. Dunn Darla M. Romfo	•

Reviews the audit plans and findings of our independent registered public accounting firm and our internal audit and risk review staff, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary;

	•	Reviews our financial statements, including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm;
	•	Reviews our financial risk and control procedures, compliance programs regarding risk assessment and management and significant tax, legal and regulatory matters;
•

Appoints our independent registered public accounting firm annually, evaluates its independence and performance, determines its compensation and sets clear hiring policies for employees or former employees of the independent registered public accounting firm; and

	•	Reviews and approves in advance any related person transactions.
Compensation Richard Burns Brian D. Dunn (Chairman) Darla M. Romfo	•	Determines the compensation of the Company's officers, including the Chief Executive Officer;
	•	Oversees, administers, and makes recommendations to the Board with respect to our cash and equity incentive plans; and
	•	Reviews and makes recommendations to the Board with respect to director compensation.

Nominating and Corporate Governance Richard Burns Brian D. Dunn Darla M. Romfo (Chairwoman)	•	Makes recommendations to the Board regarding the selection of candidates, qualification and competency requirements for service on the Board and the suitability of proposed nominees as directors;
	•	Advises the Board with respect to the corporate governance principles applicable to us; and
	•	Oversees the evaluation of the Board.

The Board has adopted written charters for each Committee setting forth the roles and responsibilities of each Committee. Each of the charters is available on our website at http://ir.silvercrestgroup.com.

Board’s Role in Risk Oversight

The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our general approach to risk management. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and other matters presented to the Board. The full Board focuses on certain significant risks facing the Company and on certain aspects of our general risk management strategy. Management is responsible for the day-to-day risk management processes.

The Board exercises its responsibilities periodically as part of its meetings and also through the Board’s three Committees, each of which examines various components of enterprise risk as part of their responsibilities. For example, the Audit Committee has primary responsibility for addressing risks relating to financial matters, particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting. The Audit Committee also has primary responsibility for reviewing and discussing our practices regarding risk assessment and management, including any guidelines or policies that govern the process by which we identify, monitor and handle major risks. The Nominating and Corporate Governance Committee oversees risks associated with the independence of the Board and potential conflicts of interest. The Compensation Committee has primary responsibility for risks and exposures associated with our compensation policies, plans and practices, regarding both executive compensation and the compensation structure generally, including whether it provides appropriate incentives that do not encourage excessive risk-taking. Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.

Cybersecurity risk management is led by our Chief Information Security Officer (“CISO”), who meets regularly and provide reports to the Board at least annually. The CISO oversees communications with the Board regarding material cybersecurity incidents and provides the Board with a summary of risks from current cybersecurity threats on a regular basis, as well as updates on management’s information security program oversight and maintenance activities, and any material changes to the Company’s information security practices and procedures.

The Board’s role in risk oversight of our Company is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, with the Board and its Committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systematic and effective approach for identifying, managing and mitigating risks throughout our Company.

DIRECTOR COMPENSATION

Under our director compensation program, each non-employee director receives annual compensation that is comprised of an annual cash retainer of $50,000, an annual equity retainer of $50,000, an additional $5,000 cash annually per Committee on which the director serves, and Committee chair cash retainers of $10,000, $5,000 and $5,000 for the chairperson of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively. The annual cash retainer is paid quarterly in arrears, and the annual equity retainer is paid in the form of restricted stock units that relate to Class A shares of Silvercrest Asset Management Group Inc. and vest on the third anniversary of the grant date, conditioned upon the director’s continuous service. We offer each of our non-employee directors our investment management services, if they place their funds in a separately managed account with us, at a discounted advisory fee typically associated with these services. In addition, all directors are reimbursed for reasonable out-of-pocket expenses incurred by them in connection with attending Board, Committee and stockholder meetings, including those for travel, meals and lodging. Employee directors do not receive any additional compensation for services as a director.

2024 Director Compensation Table

Information provided in the following table reflects the compensation delivered to our non-employee directors for our fiscal year 2024:

				All
	Fees Earned or		Fees Earned or	Other
	Paid in Cash		Paid in Stock	Compensation	Total
Name	($)		($)(1)	($)(2)	($)
Richard J. Burns	75,000		50,000	—	125,000
Brian D. Dunn	70,000	(3)	50,000	164,994	284,994
Darla M. Romfo	70,000		50,000	—	120,000

(1)
Reflects the grant date fair value computed in accordance with FASB ASC Topic 718, or ASC 718, associated with restricted stock units in Silvercrest Asset Management Group Inc. calculated pursuant to ASC 718. Pursuant to ASC 718, Silvercrest L.P. recognizes compensation expense associated with the granting of equity-based compensation based on the grant-date fair value of the award if it is classified as an equity instrument, and on the changes in settlement amount for awards that are classified as liabilities. Silvercrest L.P.’s restricted stock unit-based awards are all classified as equity instruments. For additional information regarding the assumptions made in calculating these amounts, see Note 16 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. As of December 31, 2024, Mr. Burns, Mr. Dunn and Ms. Romfo held 2,687, 14,639 and 6,100 restricted stock units, respectively, which vest on the third anniversary of the date of grant. Mr. Burns also held 3,413 restricted stock units which vest on the first anniversary of the date of grant.

(2)
Amounts in this column represent the aggregate dollar amount of all other compensation received by the non-employee directors. For 2024, amounts for Mr. Dunn consist of the savings of $164,994 to Mr. Dunn for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company.

(3)
Mr. Dunn elected to receive his cash retainer in the form of Company equity which was paid in the form of 8,191 Class A restricted stock units of Silvercrest Asset Management Group Inc.

COMPENSATION DISCUSSION AND ANALYSIS

This section summarizes the material elements and principles underlying our compensation policies, including those relating to our named executive officers. It generally describes the manner and context in which compensation is earned by, and awarded and paid to, our management and senior executives, who we refer to as our principals, and provides perspective on the tables and narratives that follow. For fiscal year 2024, the named executive officers of the Company were Richard R. Hough III, Chairman, Chief Executive Officer and President; Scott A. Gerard, Chief Financial Officer; David J. Campbell, General Counsel and Secretary; J. Allen Gray, Managing Director – Institutional Business; and Matthew Arpano, Managing Director and Portfolio Manager.

Except where the context requires otherwise and as otherwise set forth herein, references to “we”, “our” or “Company” in this Compensation Discussion and Analysis section refer to Silvercrest Asset Management Group Inc. and its consolidated subsidiaries, including Silvercrest L.P. (“Silvercrest L.P.” or “SLP”), the managing member of SAMG LLC, our operating subsidiary.

Philosophy and Objectives of Compensation Program

Our compensation program is designed to reward past performance at an individual, team, and company level, and encourages future contributions to achieving our strategic goals and enhancing stockholder value. Our method of compensating our principals is intended to meet the following objectives: (i) support our overall business strategy; (ii) attract, retain and motivate top-tier professionals within the investment management industry; and (iii) align the interests of our principals with those of our stockholders.

We believe that, in order to create long-term value for our stockholders, we need a skilled and experienced management team focused on achieving profitable and sustainable financial results, expanding our investment capabilities through disciplined growth, continuing to diversify sources of revenue and delivering superior client service. We depend on our management team to execute the strategic direction of our Company and maintain our standards for ethical, responsible and professional conduct. We also rely on our management team to manage our professionals and distribution channels and provide the operational infrastructure that allows our investment professionals to focus on achieving attractive investment returns and superior client service. In addition, we depend on our management team to encourage an entrepreneurial and collegial business culture.

The elements of our compensation and equity participation programs have contributed to our ability to attract and retain a highly qualified team of professionals. For our principals, we use, and expect to continue to use, cash and equity compensation programs and equity participation in a combination that has been successful for us in the past and that we believe will continue to be successful for us in the future. In addition to cash compensation for our principals, we have recognized performance and value, which we believe enhance our overall compensation objectives, by offering interests in Silvercrest L.P. By doing so, we have enabled our principals to share in the future profits, growth and success of our business.

Our compensation programs are focused on rewarding performance that increases long-term stockholder value, including growing revenues, retaining and expanding existing client relationships, developing new client relationships, developing new products, improving operational efficiency and managing risks. We periodically evaluate the success of our compensation and equity participation programs in achieving these objectives and adapt these programs as our Company grows in order to enable us to better achieve these, and future, objectives.

Determination of Compensation and Role of Directors and Principals in Compensation Decisions

Our Compensation Committee, which is comprised solely of independent directors, has overall oversight responsibility for our compensation policies, plans and programs. In making its decisions, the Compensation Committee is guided by the recommendations of the Chief Executive Officer regarding the compensation of the other named executive officers. The Compensation Committee, in its sole discretion, determines the compensation of the Chief Executive Officer and the other named executive officers, including base salaries, annual bonuses and incentive compensation. Historically, the compensation of our named executive officers is reviewed by the Chief Executive Officer and adjusted by the Compensation Committee as deemed necessary after taking into account both individual and company performance.

We have determined that it is important to encourage or provide a meaningful opportunity to acquire an amount of equity ownership by our principals to help align their interests with those of our Company and its shareholders. The allocation between cash and non-cash compensation has historically been based on a number of factors, including individual performance, company performance and company liquidity. These determinations vary from year to year. We may decide in future years to pay some or all of short-term and long- term incentives in equity depending upon the facts and circumstances existing at that time. Certain company metrics are considered by the Compensation Committee when determining the compensation of the Chief Executive Officer and by the Chief Executive Officer when determining the compensation of the other named executive officers and are discussed under "Important Metrics".

We have not adopted specific policies with respect to short-term versus long-term compensation but believe that both elements are necessary for achieving our compensation objectives for all employees. Our base salaries and performance bonuses are targeted to be competitive for all employees. Equity awards for principals reward achievement of strategic long-term objectives, which we believe will contribute toward overall stockholder value.

We have not identified a specific peer group of companies for comparative purposes and have not engaged in formal competitive benchmarking of compensation against specific peer companies. We periodically use compensation consultants and, historically, we have received regular and ongoing input from industry representatives and other market sources through our (1) participation on the Pershing Advisor Solutions, a service which provides a customized approach to understanding the RIA business and a range of solutions to help meet demand, with MFO/RIA peers; (2) participation in other custodian advisor forums and industry events; (3) review of compensation surveys by companies such as McLagan Partners and The Bower Group, which provide international consulting services to a range of clients; (4) review of industry publications featuring stories on compensation practices and metrics; and (5) review of the Moss Adams Adviser Compensation and Staffing Study, which is prepared by Pershing Advisor Solutions, Moss Adams LLP and IN Advisor Solutions and includes data on hundreds of advisory firms.

Principal Components of Compensation

We have established compensation practices that directly link compensation with individual and company performance, as described below. These practices apply to all of our principals, including our named executive officers. Ultimately, ownership in our Company has been the primary tool we have used to attract and retain senior professionals. As of April 4, 2025, our principals indirectly held approximately 30.2% of the interests in Silvercrest L.P. These interests currently held by our principals entitle them to receive distributions from Silvercrest L.P. The Company entered into employment agreements with Mr. Hough and Mr. Gray in 2018 and 2020, respectively, to enhance the Company’s ability to retain them. The Company has not entered into employment agreements with other members of its senior management. For more details about Mr. Hough’s and Mr. Gray’s employment agreements please see page 23.

In 2024, we provided the following elements of compensation to our principals, with the relative value of each of these components for individual principals varying based on job role and performance: (i) base salary; (ii) annual cash bonus; and (iii) other benefits and perquisites, each of which is described below. In addition, Messrs. Hough, Gerard, Campbell and Gray received restricted stock units (“RSUs”) in 2024.

•
Base Salary. Base salaries are intended to provide the named executive officers with a degree of financial certainty and stability and are determined based on their role and responsibility. The intent behind all salaries is to provide a source of stable and predictable cash flow for each of our principals. For 2024, salaries for each of Mr. Hough, Mr. Gerard, Mr. Campbell, Mr. Gray and Mr. Arpano remained unchanged. The base salaries of our named executive officers for 2024 are set forth below in our “Summary Compensation Table.”
•
Annual Cash Bonus. Annual cash bonus is determined after the end of each fiscal year and is based on a number of variables that are linked to individual and company-wide performance for that year and over the longer term. For Messrs. Hough, Gerard and Campbell, annual bonus awards are granted strictly on a discretionary basis. For Messrs. Gray and Arpano, who are client-facing principals, annual cash bonuses are determined pursuant to a specific compensation plan whereby revenue is the predominant variable that is measured, but determination of the bonuses is at the discretion of the Compensation Committee with input from the Chief Executive Officer and the Executive Committee. The annual cash incentive compensation awarded to our named executive officers for fiscal year 2024 is set forth below in our “Summary Compensation Table”.
•
Equity Awards. In 2024, the Company granted RSUs to Messrs. Hough, Gerard, Campbell and Gray. The RSUs will vest and settle in the form of Class B units of SLP. 25% of the RSUs granted vest and settle on each of the first, second, third and fourth anniversaries of the grant date. Furthermore, in 2024, the Company granted Mr. Hough non-qualified stock options which will vest and become exercisable into Class B units of SLP. One-third of the non-qualified stock options will vest and become exercisable on each of the first, second and third anniversaries of the grant date.
•
Other Benefits and Perquisites. Each of our employees participates in the employee health benefit programs we maintain, including medical, group life and long-term disability insurance, on the same basis as all other employees, subject to satisfying any eligibility requirements and applicable law. We also provide other perquisites such as an automobile program, by which our Executive Committee members are provided $500 per month toward auto lease or financing payments. In addition, we offer each of our employees our investment management services, if they place their funds in a separately managed account with us, at a discounted advisory fee typically associated with these services. We do not currently have plans to change the levels of perquisites received, but continue to monitor them and may make adjustments from time to time. The perquisites provided to our named executive officers for the fiscal year 2024 are set forth in our “Summary Compensation Table”.

Stock Ownership

While the compensation of our principals has primarily included a set base salary and a discretionary bonus, virtually all of our principals own equity interests in Silvercrest L.P. As stated above, we believe that equity ownership in our Company encourages principals to have a long-term view of our success, and a healthy concern for the entire company, rather than merely improving their own compensation. Principals are incentivized to grow and increase the value of their equity interests by adding to our overall revenue and guarding our expenses in a way that a non-owner would not. All of our principals have been offered multiple opportunities to acquire ownership interests in our Company, and in some cases, have received incentive compensation awards which include such interests.

It is our belief that the equity ownership by our principals ensure that their interests are directly aligned with those of our Company and our clients. Since our initial public offering, we have continued to promote broad and substantial equity ownership by our principals. During the time our principals remain employees of Silvercrest L.P., they are required to retain at least 25% of the Class B units in Silvercrest L.P. that they owned on the date of consummation of our initial public offering. Outside of this requirement, our principals are not subject to mandated equity ownership or retention guidelines.

Each holder’s profits percentage is fixed at the date of acquisition of the equity interests in Silvercrest L.P., subject to dilution when additional equity interests in these entities are issued or accretion if existing equity interests in their entities are redeemed and not resold. Under the terms of its second amended and restated limited partnership agreement, Silvercrest L.P. may retain profits for future needs of the partnership.

An equity interest in Silvercrest L.P. also allows the holder to participate in the appreciation or depreciation in the value of Silvercrest L.P., from and after the date of the grant of the equity interest, by participating in defined capital or liquidity events (as defined in the second amended and restated limited partnership agreement) or by redemption following termination of employment. The redemption of these equity interests is described in detail below under “Vesting and Redemption of Silvercrest L.P. Interests”

In connection with our reorganization in 2013, the terms of the equity interests held by our named executive officers changed in several significant respects. As part of our reorganization, interests in Silvercrest L.P. were exchanged for Class B units of Silvercrest L.P. and shares of our Class B common stock. Class A units in Silvercrest L.P. are held by the Company, which serves as the general partner of Silvercrest L.P. Each Class A unit and Class B unit gives its holder the right to receive a percentage of the current profits of Silvercrest L.P. (as defined in the second amended and restated limited partnership agreement). Following our initial public offering, a substantial portion of the economic return of our principals has continued to be obtained through their equity ownership in Silvercrest L.P. We believe that the continued link between our performance and the economic return to our principals will encourage their continued exceptional performance. In addition, we believe that the restrictions on transfer and the ownership requirements to which our principals are subject serve to align our principals’ interests with those of our stockholders.

As an element of compensation, we intend to grant equity-based awards to those individuals considered to be important to our Company’s future success, primarily, (i) those professionals responsible for the investment performance of our strategies; (ii) those professionals principally responsible for servicing our existing clients and increasing our client base; and (iii) our executive officers.

At December 31, 2024, our Chief Executive Officer, Chief Financial Officer, General Counsel and Secretary and Managing Director – Institutional Business held restricted stock units with profits percentages and non-qualified stock options without profits percentages equity balances in Silvercrest L.P. as follows:

			Equity
			Balance as of
	Profits	2024 Earned	as of
	Percentage (1)	Profits (2)	December 31, 2024 (3)
Richard R. Hough	1.09%	$162,152	$8,029,106
Scott A. Gerard	0.17%	$22,895	$452,371
David J. Campbell	0.03%	$4,538	$88,139
J. Allen Gray	0.13%	$22,381	$342,321

(1)
The amount in this column represents the fully-diluted percentages of our named executive officer, which reflects all Class B Units of Silvercrest L.P. and unvested restricted stock units held by our named executive officers other than Mr. Messina. Non-qualified stock options that have not been exercised are excluded from profit allocations.
(2)
The amount in this column represents allocations of 2024 profits to the named executive officer pursuant to his respective equity interests related to both vested and unvested restricted stock units. Profits allocations related to the vested and unvested restricted stock units were determined based on the net income of Silvercrest L.P. in 2024. Non-qualified stock options that have not been exercised are excluded from profit allocations.
(3)
The amount in this column represents the respective combined vested and unvested restricted stock unit and non-qualified stock option account balances of our named executive officer that would be paid to the holder following termination of employment under certain circumstances. The amount in this table assumes that the holder’s employment was terminated by death or disability as of December 31, 2024.

Policies and Procedures Regarding Inside and Proprietary Information

The Company’s Policies and Procedures Regarding Inside and Proprietary Information (“Insider Trading Policy”) govern the purchase, sale and certain other dispositions of our securities by directors, officers, other associates. This policy is reasonably designed to promote compliance with insider trading laws, related rules and regulations and any applicable listing standards. While the Company is not subject to the Insider Trading Policy, the Company will comply all applicable federal and state securities laws when engaging in transactions in the Company’s securities. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed on March 7, 2024.

Policy on Hedging and Short Sales

The Company prohibits short sales and transactions in derivatives of Company securities for all directors and officers of the Company.

Risk Considerations in our Compensation Program

We do not believe that our compensation policies and practices motivate imprudent risk taking. Consequently, we are satisfied that any potential risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on us. Our Compensation Committee, which is comprised entirely of independent directors, reviews our compensation plans and policies periodically to ensure proper alignment with overall company goals and objectives. Our Compensation Committee also reviews the risks arising from our compensation policies and practices and assesses whether any such risks are reasonably likely to have a material adverse effect on us.

Equity Grant Practices

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of equity awards. While we do not have a formal equity grant policy, equity awards granted as part of our annual compensation cycle typically are granted in the second quarter at a regularly-scheduled meeting of the Compensation Committee. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following table shows the annual compensation of our principal executive officer, principal financial officer and the three next most highly compensated executive officers who were serving as executive officers on December 31, 2024. These officers are referred to in this Proxy Statement as the “named executive officers.”

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Compensation
Name and Principal Position	Year	($) (1)	($) (2)	($) (3)	($) (3)	($) (4)	Total ($)
Richard R. Hough,	2024	$900,000	$1,400,000	$1,600,000	$—	$188,958	$4,088,958
Chief Executive Officer and President	2023	$875,000	$1,500,000	$500,000	$1,000,000	$1,766,698	$5,641,698
	2022	$741,667	$1,650,000	$1,500,000	$—	$134,582	$4,026,249
Scott A. Gerard,	2024	$375,000	$1,000,000	$158,150	$—	$51,694	$1,584,844
Chief Financial Officer	2023	$375,000	$903,000	$200,000	$—	$35,802	$1,513,802
	2022	$375,000	$903,000	$—	$—	$37,971	$1,315,971
David J. Campbell,	2024	$375,000	$874,574	$—	$—	$14,341	$1,263,915
General Counsel and Secretary	2023	$375,000	$793,265	$39,663	$—	$11,894	$1,219,822
	2022	$375,000	$793,265	$—	$—	$13,216	$1,181,481
J. Allen Gray,	2024	$500,000	$1,678,696	$—	$—	$42,808	$2,221,504
Managing Director – Institutional Business	2023	$500,000	$1,850,900	$50,000	$—	$33,237	$2,434,137
	2022	$466,667	$1,961,522	$100,000	$—	$31,038	$2,559,227
Matthew Arpano, Managing Director and Portfolio Manager	2024	$325,000	$3,091,000	$—	$—	$45,272	$3,461,272

(1)
Amounts represent guaranteed payments made to our named executive officers.
(2)
Amounts represent cash bonuses earned for the fiscal year and paid out in the following year.
(3)
Reflects the grant date fair value computed in accordance with FASB ASC Topic 718, or ASC 718, associated with restricted stock units and non-qualified stock options in Silvercrest L.P calculated pursuant to ASC 718. Pursuant to ASC 718, Silvercrest L.P. recognizes compensation expense associated with the granting of equity-based compensation based on the grant-date fair value of the award if it is classified as an equity instrument, and on the changes in settlement amount for awards that are classified as liabilities. Silvercrest L.P.’s restricted stock units are all classified as equity instruments. For additional information regarding the assumptions made in calculating these amounts, see Note 16 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
(4)
Amounts in this column represent the aggregate dollar amount of all other compensation received by the named executive officers. For 2024, amounts for Mr. Hough, consist of cash distributed on account of vested and unvested restricted stock units equal to $183,952, employer-paid car allowances equal to $1,500, insurance premiums for life and disability insurance benefiting Mr. Hough equal to $1,565, and the savings of $1,941 to Mr. Hough for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company. For 2024, amounts for Mr. Gerard consist of cash distributed on account of vested and unvested restricted stock units equal to $23,395, employer-paid car allowances equal to $1,000, insurance premiums for life and disability insurance benefiting Mr. Gerard equal to $1,565, and the savings of $25,734 to Mr. Gerard for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company. For 2024, amounts for Mr. Campbell, consist of cash distributed on account of vested and unvested restricted stock units equal to $4,582, employer-paid car allowances equal to $5,500, insurance premiums for life and disability insurance benefiting Mr. Campbell equal to $1,565, and the savings of $2,694 to Mr. Campbell for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company. For 2024, amounts for Mr. Gray consist of cash distributed on account of vested and unvested restricted stock units equal to $22,808, employer-paid car allowances equal to $6,000, insurance premiums for life and disability insurance benefiting Mr. Gray equal to $1,565, and the savings of $12,435 to Mr. Gray for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company. For 2024, amounts for Mr. Arpano consist of employer-paid car allowances equal to $6,000, insurance premiums for life and disability insurance benefiting Mr. Arpano equal to $1,565, and the savings of $37,707 to Mr. Arpano for the discounted advisory fee for investment management services on his funds placed in separately managed accounts with the Company.

Employment Agreements

We do not have employment agreements with any of our named executive officers except for Messrs. Hough and Gray.

Mr. Hough became party to an employment agreement (the “Hough Employment Agreement”) during 2018. The Hough Employment Agreement has an initial term of three years and after such term, will automatically renew for successive periods of one year, unless terminated by either party with 180 days’ written notice prior to the end of the initial term or any renewal term. During the term of the Hough Employment Agreement, Mr. Hough will receive an annual base salary, payable semi-monthly, subject to the review at least annually by the Company’s board of directors or the compensation committee. Based upon such review, Mr. Hough’s salary may be increased, but may not be decreased unless by mutual consent or pursuant to a decrease affecting all senior executives of the Company equally. Mr. Hough also receives an annual cash bonus in an amount determined by the compensation committee in a manner consistent with the Company’s current practice. Mr. Hough receives an annual grant under the Company’s Amended 2012 Equity Incentive Plan in such form and amount as determined by the compensation committee.

Mr. Gray became party to an employment agreement (the “Gray Employment Agreement”) during 2020. The Gray Employment Agreement has an initial term of three years and after such term, will automatically renew for successive periods of one year, unless terminated by either party with 180 days’ written notice prior to the end of the initial term or any renewal term. During the term of the Gray Employment Agreement, Mr. Gray will receive an annual base salary, payable semi-monthly, subject to the review at least annually by the Company’s Chief Executive Officer (“CEO”). Based upon such review, Mr. Gray’s salary may be increased, but not decreased, unless by mutual consent or pursuant to a decrease affecting all senior executives of the Company equally. Mr. Gray also receives an annual cash bonus in an amount determined in accordance with the formula in the Gray Employment Agreement. Mr. Gray is also eligible to receive grants under the Company’s Amended 2012 Equity Incentive Plan in such form and amount as determined by the CEO.

As limited partners of Silvercrest L.P., pursuant to the terms of the second amended and restated limited partnership agreement with Silvercrest L.P., none of our named executive officers may, while employed and during the one-year period following termination of employment by the employee, without good reason, (i) contact any of our clients or vendors or otherwise solicit any of our clients or vendors to terminate their relationship with us; (ii) accept any business from any of our clients with whom the employee dealt while at our Company; or (iii) hire any of our employees.

Grants of Plan-Based Awards in Fiscal Year 2024

The following table sets forth information relating to restricted stock units and non-qualified stock options in Silvercrest L.P. granted to our named executive officers in 2024.

			All
		All	Other
		Other	Option Awards:
		Stock	Number of
		Awards:	Securities	Grant Date
		Shares Of	Underlying	Fair Value
	Grant	Stock Or	Options	Of Stock
Name	Date	Units (#) (1)	(#) (2)	Awards ($) (3)
Richard R. Hough	5/1/2024	34,130	279,529	$1,500,000
Scott A. Gerard	5/1/2024	13,652	—	$200,000
David J. Campbell	5/1/2024	2,707	—	$39,663
J. Allen Gray	5/1/2024	3,413	—	$50,000
Matthew Arpano	—	—	—	$—

(1)
These RSUs vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date.
(2)
These options vest in three equal installments on each of the first, second and third anniversaries of the grant date.
(3)
Reflects the grant date fair value computed in accordance with FASB ASC Topic 718, or ASC 718, associated with restricted stock units in Silvercrest L.P calculated pursuant to ASC 718. Pursuant to ASC 718, Silvercrest L.P. recognizes compensation expense associated with the granting of equity-based compensation based on the grant-date fair value of the award if it is classified as an equity instrument, and on the changes in settlement amount for awards that are classified as liabilities. Silvercrest L.P.’s restricted stock units are all classified as equity instruments. For additional information regarding the assumptions made in calculating these amounts, see Note 16 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Outstanding Equity Awards at Fiscal Year End 2024

The following table sets forth information relating to unexercised stock options and unvested equity interests in Silvercrest L.P. issued to our named executive officers that remained outstanding on December 31, 2024.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
Richard R. Hough	—	279,529	$14.65	5/1/2034	34,130	$627,651
	86,764	—	$10.18	5/1/2030	61,881	$1,137,992
	—	—	$—	—	39,495	$726,304
	—	—	$—	—	21,567	$396,622
Scott A. Gerard	—	—	$—	—	13,652	$251,060
	—	—	$—	—	8,251	$151,731
	—	—	$—	—	2,696	$49,579
David J. Campbell	—	—	$—	—	2,707	$49,782
	—	—	$—	—	1,637	$30,095
	—	—	$—	—	449	$8,262
J. Allen Gray	—	—	$—	—	3,413	$62,765
	—	—	$—	—	4,126	$75,873
	—	—	$—	—	6,583	$121,052
	—	—	$—	—	4,493	$82,631
Matthew Arpano	—	—	$—	—	—	$—

(1)
For Mr. Hough, the 34,130 restricted stock units vest in four equal installments on each of May 1, 2025, 2026, 2027 and 2028, the 61,881 restricted stock units vest on each of April 3, 2025, 2026 and 2027, the 39,495 restricted stock units vest on each of November 1 2025 and 2026, and the remaining 21,567 restricted stock units vest on May 3, 2025. For Mr. Gerard, the 13,652 restricted stock units vest in four equal installments on each of May 1, 2025, 2026, 2027 and 2028, the 8,251 restricted stock units vest on each of April 3, 2025, 2026 and 2027, and the remaining 2,696 restricted stock units vest on May 3, 2025. For Mr. Campbell, the 2,707 restricted stock units vest in four equal installments on each of May 1, 2025, 2026, 2027 and 2028, the 1,637 restricted stock units vest on each of April 3, 2025, 2026 and 2027, and the remaining 449 restricted stock units vest on May 3, 2025. For Mr. Gray, the 3,413 restricted stock units vest in four equal installments on each of May 1, 2025, 2026, 2027 and 2028, the 4,126 restricted stock units vest on each of November 1, 2025 and 2026, the 6,583 restricted stock units vest on May 3, 2025 and the remaining 4,493 restricted stock units vest on each of April 3, 2025, 2026 and 2027.
(2)
Represents (i) $18.39 per unit, which is the effective per unit value as of December 31, 2024, multiplied by (ii) the number of unvested units.

Option Exercises and Stock Vested During the Year Ended December 31, 2024

The following table sets forth information concerning interests in Silvercrest L.P. acquired upon the vesting of restricted stock units and the exercise of options held by the named executive officers during the year ended December 31, 2024.

	Option Awards		Equity Awards
	Number of	Value	Number of	Value
	L.P. Interests	Realized	L.P. Interests	Realized
	Acquired	on	Acquired	on
Name	on Exercise (#)	Exercise ($)	on Vesting (#)	Vesting ($)
Richard R. Hough	60,742	$6,682	61,942	$970,809
Scott A. Gerard	—	$—	5,446	$80,858
David J. Campbell	—	$—	995	$14,782
J. Allen Gray	—	$—	9,160	$145,638
Matthew Arpano	—	$—	—	$—

Pension Benefits

We do not sponsor or maintain any benefit pension or retirement benefits for the benefit of our employees.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

We do not sponsor or maintain any nonqualified defined contribution or other nonqualified deferred compensation plans for the benefit of our employees.

Potential Payments Upon Termination or Change in Control

The following summarizes the potential payments and benefits that we would provide to our named executive officers in connection with a termination of employment and/or a change in control. In determining amounts payable, we have assumed in all cases that the termination of employment occurred on December 31, 2024.

Severance and Other Benefits

Except for Messrs. Hough and Gray, we do not offer or have in place any formal retirement, severance, or similar compensation programs providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change in control. Our other named executive officers, therefore, would not be entitled to receive any payments in the event of a termination of employment and/or a change in control. Our named executive officers are all employed on an “at will” basis, which enables us to terminate their employment at any time. Under certain circumstances, our other named executive officers may be offered severance benefits to be negotiated at the time of termination.

In the event that Mr. Hough’s employment terminates without Cause (as defined in the Hough Employment Agreement) or is terminated by Mr. Hough for "Good Reason" (as defined in the Hough Employment Agreement) then, pursuant to the Hough Employment Agreement, Mr. Hough will be entitled to certain amounts and benefits (subject to execution of a release of claims), including:

•
earned but unpaid base salary as of the date of termination, any earned but unpaid bonuses for prior years (other than in the case of a termination for Cause) and benefits payable under Silvercrest’s employee benefit plans ("Accrued Obligations");
•
payment of a cash amount equal to two times the sum of the annual base salary, as in effect at termination, plus the average of the annual bonuses paid to Mr. Hough for the three fiscal years immediately prior to the year of termination (the “Average Bonus”) paid over 24 months following the termination date (with the potential for acceleration in the event of a termination of employment 180 days prior to or two years following a Change in Control (as defined in the Hough Employment Agreement));
•
payment, for the year of termination, of an amount (prorated in the case of any partial year) equal to the higher of the annual bonus Mr. Hough would have received for that year and the Average Bonus;

•
cash reimbursement of the Company’s portion of Mr. Hough’s COBRA premiums (or an amount equal to the Company’s portion of Mr. Hough’s COBRA premiums sufficient to cover full family health care) for a period of eighteen (18) months following the termination of Mr. Hough’s employment, subject to Mr. Hough’s timely election of such COBRA coverage;
•
cash reimbursement for the cost of six (6) months of senior executive level outplacement services using a provider selected by Mr. Hough, up to an aggregate cost of $50,000;
•
full vesting of time-based equity awards; and
•
vesting of performance-based awards based on actual performance.

In the event of termination of employment due to Mr. Hough’s Disability (as defined in the Hough Employment Agreement) or death, pursuant to the Hough Employment Agreement, Mr. Hough will be entitled to:

•
Accrued Obligations;
•
the Average Bonus;
•
full vesting of time-based equity awards; and
•
vesting of performance-based awards based on actual performance.

In the event that Mr. Gray’s employment terminates without Cause (as defined in the Gray Employment Agreement) or is terminated by Mr. Gray for "Good Reason" (as defined in the Gray Employment Agreement) then, pursuant to the Gray Employment Agreement, Mr. Gray will be entitled to certain amounts and benefits (subject to execution of a release of claims), including:

•
earned but unpaid base salary as of the date of termination, any earned but unpaid bonuses for prior years (other than in the case of a termination for Cause) and benefits payable under Silvercrest’s employee benefit plans ("Accrued Obligations");
•
payment of a cash amount equal to two times the sum of the annual base salary, as in effect at termination, plus the average of the annual bonuses paid to Mr. Gray for the three fiscal years immediately prior to the year of termination (the “Average Bonus”) paid over 24 months following the termination date (with the potential for acceleration in the event of a termination of employment 180 days prior to or two years following a Change in Control (as defined in the Gray Employment Agreement));
•
payment, for the year of termination, of an amount (prorated in the case of any partial year) equal to the higher of the annual bonus Mr. Gray would have received for that year and the Average Bonus;
•
cash reimbursement of the Company’s portion of Mr. Gray’s COBRA premiums (or an amount equal to the Company’s portion of Mr. Gray’s COBRA premiums sufficient to cover full family health care) for a period of eighteen (18) months following the termination of Mr. Gray’s employment, subject to Mr. Gray’s timely election of such COBRA coverage;
•
cash reimbursement for the cost of six (6) months of senior executive level outplacement services using a provider selected by Mr. Gray, up to an aggregate cost of $50,000;
•
full vesting of time-based equity awards; and
•
vesting of performance-based awards based on actual performance.

In the event of termination of employment due to Mr. Gray’s Disability (as defined in the Gray Employment Agreement) or death, pursuant to the Gray Employment Agreement, Mr. Gray will be entitled to:

•
Accrued Obligations;
•
the Average Bonus;
•
full vesting of time-based equity awards; and

Vesting of performance-based awards based on actual performance.

Vesting of Restricted Stock Units and Stock Options

In 2024 and 2023, the Company granted restricted stock units to Messrs. Hough, Gerard, Campbell and Gray. The restricted stock units vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date. In 2022, the Company granted restricted stock units to Messrs. Hough and Gray. The restricted stock units vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date.

Each restricted stock unit also entitles the holder to receive distributions from Silvercrest L.P. in the same amounts and at the same times as the holder would have received the distributions had the Class B units underlying the restricted stock units been issued on the date of grant.

As provided below, in certain circumstances these equity awards may become vested in connection with a termination of employment or a change in control.

Treatment upon Termination of Employment

Voluntary Resignation other than for Good Reason and Termination with Cause

All restricted stock units and non-qualified stock options are automatically forfeited upon a voluntary resignation other than for Good Reason, as defined in Mr. Hough’s Employment Agreement and Mr. Gray’s Employment Agreement or termination with cause. The right to receive dividend equivalents on the restricted stock units also terminates upon a termination of employment for the reasons stated above.

	Termination
	Without	Termination		Termination
	Cause	Upon		Upon
	or for	Death	Termination	Change
	Good	or	Upon	Of
Name	Reason (1) (2)	Disability	Retirement	Control

Richard R. Hough III	$9,342,020	$4,405,235	$2,888,568	$2,888,568
Scott A. Gerard	$-	$452,371	$452,371	$452,371
David J. Campbell	$-	$88,139	$88,139	$88,139
J. Allen Gray	$6,936,891	$2,172,694	$342,321	$342,321

Involuntary Termination without Cause or for Good Reason

(1) Mr. Hough:

In the event that Mr. Hough’s employment was terminated without Cause (as defined in the Hough Employment Agreement) or was terminated by Mr. Hough for "Good Reason" (as defined in the Hough Employment Agreement) as of December 31, 2023, then, pursuant to the Hough Employment Agreement, Mr. Hough would have been entitled to the following amounts and benefits (subject to execution of a release of claims):

•
payment of a cash amount equal to $1,800,000, which equals two times Mr. Hough’s annual base salary as in effect at the time of termination;
•
payment of a cash amount equal to $3,033,333, which equals two times the Average Bonus;
•
payment of $1,516,667, which represents the higher of the annual bonus Mr. Hough would have received for 2024 and the Average Bonus;
•
payment of $53,452 for reimbursement of the Company’s portion of Mr. Hough’s COBRA premiums;
•
payment of $50,000 towards senior executive level outplacement services; and
•
full vesting of time-based equity awards equal to $2,888,568.

(2) Mr. Gray:

In the event that Mr. Gray’s employment was terminated without Cause (as defined in the Gray Employment Agreement) or was terminated by Mr. Gray for "Good Reason" (as defined in the Gray Employment Agreement) as of December 31, 2023, then, pursuant to the Gray Employment Agreement, Mr. Gray would have been entitled to the following amounts and benefits (subject to execution of a release of claims):

•
payment of a cash amount equal to $1,000,000, which equals two times Mr. Gray’s annual base salary as in effect at the time of termination;

•
payment of a cash amount equal to $3,660,745, which equals two times the Average Bonus;
•
payment of $1,830,373, which represents the higher of the annual bonus Mr. Gray would have received for 2024 and the Average Bonus;
•
payment of $53,452 for reimbursement of the Company’s portion of Mr. Gray’s COBRA premiums;
•
payment of $50,000 towards senior executive level outplacement services; and
•
full vesting of time-based equity awards equal to $342,321.

Other named executive officers:

Upon an employee’s involuntary termination without Cause by us, all restricted stock units become fully and immediately vested. In addition, the right to receive dividend equivalents on the restricted stock units will continue until the restricted stock units are settled. The value of the restricted stock units of our other named executive officers that would have been accelerated assuming the events described in this paragraph occurred on December 31, 2024 would have been $452,371, $88,139 and $0 for Messrs. Gerard, Campbell and Arpano, respectively.

Involuntary Termination due to Death or Disability

Mr. Hough:

In the event of termination of employment on December 31, 2024 due to Mr. Hough’s Disability (as defined in the Hough Employment Agreement) or death, pursuant to the Hough Employment Agreement, Mr. Hough would have been entitled to:

•
payment of an Average Bonus of $1,516,667; and
•
full vesting of time-based equity awards equal to $2,888,568.

Mr. Gray:

In the event of termination of employment on December 31, 2024 due to Mr. Gray’s Disability (as defined in the Gray Employment Agreement) or death, pursuant to the Gray Employment Agreement, Mr. Gray would have been entitled to:

•
payment of an Average Bonus of $1,830,373; and
•
full vesting of time-based equity awards equal to $342,321.

Other Named Executive Officers:

Upon an employee’s death or disability, all restricted stock units become fully and immediately vested. In addition, the right to receive dividend equivalents on the restricted stock units will continue until the restricted stock units are settled. The value of the restricted stock units of our other named executive officers that would have been accelerated assuming the events described in this paragraph occurred on December 31, 2024 would have been $452,371, $88,139, and $0 for Messrs. Gerard, Campbell, and Arpano, respectively.

Retirement

Upon the retirement by the employee, all restricted stock units become fully and immediately vested. In addition, the right to receive dividend equivalents on the restricted stock units will continue until the restricted stock units are settled. The value of the restricted stock units of our named executive officers that would have been accelerated assuming the event described in this paragraph occurred on December 31, 2024 would have been $2,888,568, $452,371, $88,139, $342,321 and $0 for Messrs. Hough, Gerard, Campbell, Gray and Arpano, respectively.

Change in Control

All of the restricted stock units automatically vest in full upon the consummation of a change in control transaction (as defined in the unit award agreement). The value of the restricted stock units of our named executive officers that would have been accelerated assuming the events described in this paragraph occurred on December 31, 2024 would have been $2,888,568, $452,371, $88,139, $342,321 and $0 for Messrs. Hough, Gerard, Campbell, Gray and Arpano, respectively.

Vesting and Redemption of Silvercrest L.P. Interests

Unless otherwise determined by the Board, in its sole discretion, or previously agreed to by the holder, his or her permitted transferees and us, if a holder of Silvercrest L.P. Class B units is terminated for cause, the holder (and, to the extent of any Class B units, transferred to his or her permitted transferees) would forfeit all of his, her or their unvested Class B units, if any, and, at our option, Silvercrest L.P. would have the right to redeem all of the vested Class B units collectively held by the holder and his or her permitted transferees for a purchase price equal to the lesser of (i) the aggregate capital account balance in Silvercrest L.P. of the holder and his or her permitted transferees and (ii) the purchase price paid by the terminated holder to first acquire the Class B units. In addition to the redemption described above, any holder terminated for cause will cease to receive any payments required to be made to the holder under the tax receivable agreement.

Performance Graph

The following graph compares the cumulative total stockholder return on our common stock from December 31, 2019 through December 31, 2024, with the cumulative total return of the Standard & Poor’s 500 Stock Index and the S&P U.S. BMI Asset Management & Custody Banks Index. The S&P U.S. BMI Asset Management & Custody Banks Index is a composite of 36 publicly traded asset management companies prepared by S&P Global Market Intelligence, Centennial, Colorado. The graph assumes the investment of $100 in our Class A common stock and in each of the two indexes on December 31, 2019 and the reinvestment of all dividends, if any.

Total Return Performance
Silvercrest Asset Management Group Inc.
S&P 500 Index
S&P U.S. BMI Asset Management & Custody Banks Index
Index Value
250
200
150
100
50
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24

Pay Versus Performance

The Dodd-Frank Wall Street Reform Act and Consumer Protection Act and the compensation disclosure rules of the SEC require us to disclose the following information regarding “compensation actually paid” to our named executive officers and certain financial performance measures. The dollar amounts for “compensation actually paid” (or “CAP”) are calculated in accordance with Item 402(v) of Regulation S-K. For information on our compensation policies and decisions regarding compensation paid to our named executive officers, including how we align executive compensation with Company performance, see the Compensation Discussion and Analysis section above.

Average
Summary
			Compensation	Average
			Table	Compensation	Value of Fixed $100
	Summary	Compensation	Total	Actually Paid	Investment Based on:
	Compensation	Actually	for Non-PEO	to Non-PEO		Peer Group		Diluted
	Table Total	Paid to	Named Executive	Named Executive	Total	Total		Adjusted
	For PEO	PEO	Officers	Officers	Shareholder	Shareholder	Net	Earnings
	($)	($)	($)	($)	Return	Return	Income	Per Share
Year	(b)(1)	(c)(1)	(d)(2)(6)	(e) (2)	(f) (3)	(g)(3)	(h)(4)	(i)(5)

2024	$4,088,958	$6,321,297	$2,132,884	$2,057,861	$182.25	$232.43	$15,709	$1.10
2023	$5,641,698	$3,173,747	$1,539,404	$1,478,809	$159.91	$211.89	$15,183	$1.12
2022	$4,026,249	$3,789,874	$1,542,140	$1,634,404	$144.93	$120.66	$30,793	$1.35

(1)
Mr. Hough was the PEO for all three years in the table. As shown in the table below, Compensation Actually Paid (“CAP”) to the PEO for each year in the table was calculated by starting with the Summary Compensation Table ("SCT") total compensation for the PEO, deducting the date of grant fair value of stock awards and stock options shown in the SCT, and adding (or subtracting) (i) the fair value of stock awards and stock options that were granted in the year and remained outstanding and unvested at the end of the year; (ii) the change in fair value of stock awards that were granted in prior years and still outstanding and unvested at the end of each respective year; (iii) the change in fair value of stock awards that were granted in prior years and vested during each respective year; (iv) the dollar value of distributions payable on stock awards during each respective year; and (v) the dollar value of stock awards forfeited in each respective year. During the years shown in the table, no awards were granted and vested in the same year.

Value
				Change in		of
			Fair Value	Fair Value	Change in	Distributions
		Date of Grant	of Stock Awards	of Stock Awards	Fair Value	Paid	Value
		Fair Value	Granted to PEO	Granted to PEO	of Stock Awards	to PEO	of
	Summary	of All	in Current Year	in Prior Years	Granted to PEO	on Unvested	Stock Awards	Compensation
	Compensation	Stock Awards	and Outstanding	and Outstanding	in Prior Years	Stock Awards	Forfeited	Actually
	Table Total	to	as of	as of	and Vested	in	in	Paid to
	For PEO	PEO	December 31	December 31	in Current	Current	Current	PEO
	($)	($)	($)	($)	Year	Year	Year	$
Year	(b)(1)	(c)(1)	(d)(1)(6)	(e) (1)	(f) (1)	(g)(1)	(h)(1)	(i)(1)

2024	$4,088,958	$(1,600,000)	$1,137,992	$4,677,331	$(1,283,744)	$183,952	$(883,190)	$6,321,297
2023	$5,641,698	$(1,500,000)	$1,402,636	$(890,515)	$(1,576,205)	$96,133	$-	$3,173,747
2022	$4,026,249	$(1,500,000)	$1,482,624	$194,458	$(546,473)	$133,017	$-	$3,789,874

(2)
For 2024, Messrs. Gerard, Campbell, Gray and Arpano were the Non-PEO Named Executive Officers ("NEOs"). For 2023 and 2022, Messrs. Gerard, Campbell, Messina and Gray were the Non-PEO NEOs. As shown in the table below, CAP for the Non-PEO NEOs for each year in the table was calculated by starting with the average SCT total compensation for the Non-PEO NEOs, deducting the average date of grant fair value of stock awards and stock options shown in the SCT, and adding (or subtracting) (i) the average fair value of stock awards and stock options that were granted in the year and remained outstanding and unvested at the end of the year; (ii) the average change in fair value of stock awards that were granted in prior years and still outstanding and unvested at the end of each respective year; (iii) the average change in fair value of stock awards that were granted in prior years and vested during each respective year; and (iv) the average dollar value of distributions payable on stock awards during each respective year. During the years shown in the table, no awards were granted and vested in the same year, or were forfeited.

				Change in		Average
				Average		Value
			Average	Fair Value	Change in	of
			Fair Value	of Stock Awards	Average	Distributions
		Date of Grant	of Stock Awards	Granted to	Fair Value	Paid
	Average	Average Fair Value	Granted to Non-PEO	Non-PEO	of Stock Awards	to Non-PEO	Average
	Summary	of All	Named Executive	Named Executive	Granted to Non-PEO	Named Executive	Compensation
	Compensation	Stock Awards	Officers	Officers	Named Executive	Officers	Actually
	Table Total	to	in Current Year	in Prior Years	Officers	on Unvested	Paid to
	For Non-PEO	Non-PEO	and Outstanding	and Outstanding	in Prior Years	Stock Awards	Non-PEO
	Named Executive	Named Executive	as of	as of	and Vested	in	Named Executive
	Officers	Officers	December 31	December 31	in Current	Current	Officers
	($)	($)	($)	($)	Year	Year	$
Year	(b)(2)	(c)(2)	(d)(2)(6)	(e) (2)	(f) (2)	(g)(2)	(h)(2)

2024	$2,132,884	$(39,538)	$90,902	$(56,492)	$(80,052)	$10,157	$2,057,861
2023	$1,539,404	$(84,916)	$79,407	$16,990	$(78,190)	$6,114	$1,478,809
2022	$1,542,140	$(25,000)	$61,777	$38,155	$9,625	$7,707	$1,634,404

(3)
See “Performance Graph” as disclosed in the Compensation Discussion and Analysis section above.
(4)
Net income for 2024, 2023 and 2022 included GAAP fair value adjustments to various contingent purchase price consideration arrangements of $192,000, $22,000 and $11,983,000, respectively. Net income for 2023 included a non-recurring variable compensation payment of $1,667,350 paid to Mr. Hough related to the difference between the number of non-qualified stock options granted to Mr. Hough as determined in prior years using the Black-Scholes method inclusive and exclusive of the expected annual dividend yield input.
(5)
See “Appendix A - Non-GAAP Financial Information and Reconciliations" to this 2024 Proxy Statement.
(6)
Fair value of stock awards and stock options included in Compensation Actually paid to the PEO and Average Compensation paid to the NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on March 6, 2025 and this proxy statement. Any changes to stock award and stock option fair values from the grant date (for current year grants) and from prior year-end (for prior year grants) are based on the Company’s updated stock price at the respective measurement dates.

Relationship between Compensation Actually Paid disclosed in the Pay Versus Performance table, and other table elements

CAP to Mr. Hough was higher in 2024 relative to 2023 largely resulting from the change in the fair value of unvested stock awards granted to Mr. Hough. Also, cumulative total shareholder return was higher in 2024 relative to 2023. CAP to Mr. Hough was incrementally higher in 2023 relative to 2022 largely resulting from a non-recurring variable compensation payment of $1,667,350 paid to Mr. Hough related to the difference between the number of non-qualified stock options granted to Mr. Hough as determined in prior years using the Black-Scholes method inclusive and exclusive of the expected annual dividend yield input. Otherwise, CAP to Mr. Hough and cumulative total shareholder return were both lower in 2023 relative to 2022. The incremental decrease in PEO CAP from 2022 to 2023 was largely the result of the decrease in the Company’s stock price in relation to a consistent level of stock awards granted in both years. CAP to Mr. Hough and cumulative total shareholder return were both higher in 2022 relative to 2021. The increase in PEO CAP from 2021 to 2022 was largely the result of the increase in the Company’s stock price in relation to a consistent level of stock awards granted in both years. Diluted Adjusted Earnings Per Share decreased from 2023 to 2024, 2022 to 2023 and 2021 to 2022 primarily as a result of higher cash compensation as a percentage of revenue due to investments in new portfolio managers as they develop client relationships. The negative impact of markets on revenue also impacted Adjusted Earnings Per Share in 2023 and 2022. Lastly, maintenance of a strong Adjusted EBITDA Margin1 over the same time periods contributed to the changes in PEO CAP. Changes in the average NEO CAP over the reported period were primarily because of fluctuations in the fair value of stock awards granted and the number of awards granted changed from year to year.

The increase in the Company’s stock price that contributed to the increased PEO CAP also drove the increase in the Company’s Total Shareholder Return (“TSR”) in 2024 and 2022. The decrease in the Company’s stock price that contributed to the decreased PEO CAP in 2023 also drove the decrease in the Company’s Total Shareholder Return (“TSR”) in 2023. At the end of the three-year period, the Company’s cumulative TSR ended lower than the cumulative TSR of the Company’s 2024 Peer Group. Changes in the average NEO CAP over the three-year period reflect changes in the TSR.

Net Income remained relatively flat from 2023 to 2024 and decreased from 2022 to 2023, directionally in line with the PEO CAP. Net income for 2023 included a non-recurring variable compensation payment of $1,667,350 paid to Mr. Hough related to the difference between the number of non-qualified stock options granted to Mr. Hough as determined in prior years using the Black-Scholes method inclusive and exclusive of the expected annual dividend yield input. Net income for 2024, 2023 and 2022 included GAAP fair value adjustments to various contingent purchase price consideration arrangements of $192,000, $22,000 and $11,983,000, respectively. Changes in the average NEO CAP over the reported period were primarily because of fluctuations in the fair value of stock awards granted and the number of awards granted changed from year to year.

1 See "Appendix A - Non-GAAP Financial Information and Reconciliations" to this 2025 Proxy Statement.

Important Metrics

We consider several important metrics used by the Company to link compensation actually paid to the named executive officers for 2024 to Company performance. The list of metrics includes but is not limited to the following:

•
Adjusted Diluted Earnings per Share1;
•
Revenue;
•
Adjusted EBITDA1;
•
Adjusted EBITDA %1; and
•
Discretionary assets under management

In addition, the Company used various qualitative factors to determine compensation paid to our Named Executive Officers.

CEO Pay Ratio

In 2024, the compensation of Mr. Hough, our Chief Executive Officer and President, was approximately 16 times the median pay of our employees, resulting in a 16:1 CEO Pay Ratio.

We identified our median employee by examining 2024 total compensation for all individuals, excluding Mr. Hough, who were employed by our firm as of December 31, 2024, the last day of our payroll year. We included all of our employees in this process, whether employed on a full-time or part-time basis. We did not make any assumptions or estimates with respect to total compensation. We define “total compensation” as the aggregate of base salary, cash bonus, other cash compensation and the grant date fair value of equity incentive compensation awards.

After identifying the median employee based on total compensation, we calculated total compensation in 2024 for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table for 2024.

As illustrated in the table below, our 2024 CEO Pay Ratio is 16:1:

	Mr. Hough	Median Employee
Base Salary ($)	$900,000	$200,000
Cash Bonus ($)	$1,400,000	$50,000
Other Cash Compensation ($)	$188,958	$—
Stock Awards ($)	$1,600,000	$—
Total ($)	$4,088,958	$250,000

CEO Pay Ratio		16:1

EQUITY COMPENSATION PLAN INFORMATION TABLE

The following table sets forth our shares authorized for issuance under our equity compensation plans as of December 31, 2024.

Number of
shares
remaining
available
for
	Number of shares	Weighted-average	future
	to be	exercise price	issuance
	issued	of outstanding	under
	upon exercise of	options,	equity
	outstanding options,	warrants, and	compensation
	warrants, and rights	rights	plans
Equity compensation plans approved by stockholders	608,481	$14.94	822,416
Equity compensation plans not approved by stockholders	—	—	—
Total	608,481	$14.94	822,416

INFORMATION CONCERNING OUR NON-DIRECTOR EXECUTIVE OFFICERS

The following table provides information about our non-director executive officers.

Name	Age	Position
Scott A. Gerard	57	Chief Financial Officer
David J. Campbell	56	General Counsel and Secretary
Matthew Arpano	56	Managing Director, Portfolio Manager

Our executive officers are elected by and serve at the discretion of the Board. There are no family relationships among any of our executive officers. Set forth below is a brief description of the business experience of our non-director executive officers.

Scott A. Gerard is our Chief Financial Officer. Mr. Gerard has served as Chief Financial Officer of SAMG LLC since 2010. Prior to joining Silvercrest, Mr. Gerard was Chief Financial Officer of Brand Connections, LLC, a private equity-backed marketing and media company from December 2008 through November 2009. Previously, he was Chief Financial Officer of Guideline, Inc., a publicly-held business research firm. Prior to Guideline, Mr. Gerard was a Division Controller with Citigroup Inc. and began his career with KPMG LLP. Mr. Gerard is a Certified Public Accountant and received a B.S. in accounting from the University of Buffalo.

David J. Campbell is our General Counsel and Secretary. Mr. Campbell has served as the General Counsel of SAMG LLC since 2009. Prior to joining Silvercrest, Mr. Campbell served as a Managing Director and Associate General Counsel at Jefferies & Company, Inc. from 2006 to 2009. Mr. Campbell began his career at DLJ Securities Corporation, where as a Senior Vice President he provided advice and counsel to DLJ’s Pershing Division, Investment Services Group and DLJdirect. In 2001, he joined the law firm of Bressler, Amery & Ross, P.C., where he was a partner. He graduated with a B.A. from The George Washington University and a J.D. from Villanova University School of Law.

Matthew Arpano is a Managing Director and Portfolio Manager of equity and fixed-income portfolios. He is the portfolio manager of the firm’s Core International equity strategy, and a member of the firm’s Executive and Management Committees. Previously, Mr. Arpano served in a similar capacity at Morgan Stanley in New York, where he began his investment career in 1992. Mr. Arpano earned an M.B.A. from the University of Miami. He graduated summa cum laude from the University of Rhode Island, where he was an economics major and a catcher for the baseball team. He is a member of the Economics Club of New York, and a commercial, instrument rated pilot.

PROPOSAL NO. 2

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

The Company is required to provide a say-on-pay advisory vote under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the compensation disclosure rules of the SEC. Accordingly, the Company is providing its stockholders with the opportunity to endorse or not endorse the Company’s executive compensation programs and policies through the following “say-on-pay” resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to the rules and regulations of the SEC, including the summary compensation tables and narrative discussion is hereby APPROVED.”

As discussed in the “Executive Compensation” disclosures beginning on page 16, the Company designs its compensation programs to provide that its executives are compensated in a manner consistent with the Company’s strategy, competitive practice, internal equity and fairness and stockholder interests. Executive compensation is based to a significant extent on individual and Company-wide performance. The Company encourages stockholders to closely review the disclosures under “Compensation Discussion and Analysis” and “Executive Compensation,” including the “Summary Compensation Table” and the “Outstanding Equity Grants at Fiscal Year-End” table set forth on pages 16 through 31 of this proxy statement.

The stockholder vote on this resolution is advisory only and will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision of the Board or the Compensation Committee, nor create or imply any additional fiduciary duty of the members of the Board or the Compensation Committee. The Compensation Committee may, however, consider the outcome of the vote when considering future executive compensation arrangements.

Approval of this resolution requires that a majority of the votes of shares present in person, or represented by proxy, and entitled to vote on the matter at the Annual Meeting vote in favor of the proposal. Abstentions have the effect of a vote against the proposal. Broker non-votes have no effect on the outcome of the proposal.

We believe that our stockholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2026 annual meeting of stockholders.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE NON-BINDING ADVISORY

RESOLUTION APPROVING THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS, AS

DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership held by that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or will become exercisable within 60 days after April 4, 2025 are deemed outstanding, while these shares are not deemed outstanding for computing percentage ownership of any other person. The address of each beneficial owner for which an address is not otherwise indicated is: 1330 Avenue of the Americas, 38th Floor, New York, New York 10019. Unless otherwise indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement that may at a subsequent date result in a change in control of the Company.

The following table sets forth information known to us regarding the ownership of our common stock as of April 4, 2025 by:

•
each person or entity that beneficially owns more than five percent of our common stock;
•
each member of the Board;
•
each of our executive officers named in the “Summary Compensation Table” included in the Executive Compensation section of this Proxy Statement; and
•
all directors and executive officers as a group.

The percentages of common stock beneficially owned are based on 9,442,572 and 4,081,052 and 13,523,624 shares of our Class A, Class B and total common stock outstanding, respectively, on April 4, 2025.

	Class		Class
	A		B		Total
	Shares beneficially owned		Shares beneficially owned		Voting Power
Name of Beneficial Owner	Number	Percentage	Number	Percentage	Percentage
Royce & Associates, LP (1)	586,300	6.2%	—	—	4.3%
745 Fifth Avenue, New York, NY 10151

BlackRock, Inc. (2)	831,294	8.8%	—	—	6.1%
55 East 52nd Street
New York, NY 10055

Long Path Partners LP (3)	940,798	10.0%	—	—	7.0%
1 Landmark Square, Suite 1920
Stamford, CT 06901

The Vanguard Group (4)	517,380	5.5%	—	—	3.8%
10 Vanguard Blvd.
Malvern, PA 19355

Executive Officers, Directors and Others
Richard R. Hough III	639,229	6.3%	629,643	15.4%	4.7%
Scott A. Gerard	135,096	1.4%	134,996	3.3%	*
David J. Campbell	74,462	*	74,362	1.8%	*
Albert S. Messina	182,319	1.9%	182,319	4.5%	1.3%
J. Allen Gray	134,412	1.4%	113,302	2.8%	*
Matthew Arpano	321,159	3.4%	95,134	2.3%	2.4%
Richard J. Burns	9,169	*	—	—	*
Brian D. Dunn	31,057	—	—	—	*
Darla M. Romfo	2,334	*	—	—	*
All executive officers and Directors as a group (9 persons)	1,529,237	14.3%	1,229,756	30.1%	11.3%

* Less than 1%

** Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, whereby the reporting person is considered to beneficially own shares of our Class A common stock by virtue of the ability, generally, to exchange Class B units of Silvercrest L.P. for shares of our Class A common stock on a one-for-one basis. In accordance with Rule 13d-3, in determining the percentage ownership, only those shares issuable to the reporting person upon an exchange of partnership units are considered to be outstanding, in addition to the already outstanding shares of Class A common stock. As a result, the beneficial ownership percentage may not reflect the reporting person’s actual voting or economic interest in the Company.

(1)
The number of shares owned is based on information included in the Schedule 13G/A filed by Royce & Associates, LP (“Royce”) with the SEC on October 17, 2024. According to the Schedule 13G/A, Royce has sole dispositive power over 586,300 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 586,300 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.
(2)
The number of shares owned is based on information included in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on November 8, 2024. According to the Schedule 13G, BlackRock has sole dispositive power over 831,294 shares of our Class A common stock, shared dispositive power over zero shares of our Class A common stock, sole voting power of over 792,768 shares of our Class A common stock and shared voting power over zero shares of our Class A common stock.
(3)
The number of shares owned is based on information included in the Schedule 13G/A filed by Long Path Partners LP (“Long Path”) with the SEC on May 3, 2024. According to the Schedule 13G/A, Long Path has sole dispositive power over zero shares of our Class A common stock, shared dispositive power over 940,798 shares of our Class A common stock, sole voting power of over zero shares of our Class A common stock and shared voting power over 940,798 shares of our Class A common stock.
(4)
The number of shares owned is based on information included in the Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 13, 2024. According to the Schedule 13G, Vanguard has sole dispositive power over 498,522 shares of our Class A common stock, shared dispositive power over 18,858 shares of our Class A common stock, sole voting power of over zero shares of our Class A common stock and shared voting power over 15,444 shares of our Class A common stock.

PROPOSAL NO. 3

NON-BINDING VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In accordance with the Dodd-Frank Act, we are seeking the input of our stockholders on the question of how frequently we should seek the stockholder vote to approve (on an advisory basis) the compensation of our executives. The advisory stockholder vote to approve executive compensation is often referred to as the “say-on-pay” vote; Proposal No. 2 is such a “say-on-pay” proposal. This Proposal No. 3 is often referred to as a “say-on-frequency” vote.

We are soliciting your advisory vote on whether to have the say-on-pay vote at the annual meeting of stockholders every one, two or three years.

We value the opinion of our stockholders and encourage communication regarding our executive compensation policies and practices. The Board believes that a “say-on-pay” vote every year will provide us with valuable feedback from our stockholders on our executive compensation policies and practices. In light of our Board’s belief that stockholders of other companies have strongly favored annual “say-on-pay” votes, we view an annual frequency as a corporate governance best practice. Accordingly, the Board recommends that stockholders vote for “one year” as the frequency for our “say-on-pay” advisory votes.

Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board expects that it will adopt as the Company’s policy the frequency for say-on-pay votes that is chosen by the holders of a majority of the votes of shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. If no frequency receives the affirmative vote of such a majority, our Board intends to regard the frequency receiving the greatest number of votes as the recommendation of our stockholders.

THE BOARD RECOMMENDS YOU VOTE FOR A FREQUENCY OF SAY-ON-PAY VOTES OF EVERY ONE YEAR.

PROPOSAL NO. 4

PROPOSED AMENDMENT TO AMENDED 2012 EQUITY INCENTIVE PLAN

We are asking you to approve the proposed amendment (the “Plan Amendment”) to the Amended 2012 Equity Incentive Plan. The Amended 2012 Equity Incentive Plan originally was approved by our Board prior to the consummation of our initial public offering on June 26, 2013, and subsequently was amended by the Board on April 18, 2022 and approved by our stockholders on June 8, 2022. On April 18, 2025, our Board adopted, subject to stockholder approval, the Plan Amendment, which increases the number of shares that may be authorized for awards to members of our Board, and the employees and consultants of the Company, its subsidiaries and affiliates under the Amended 2012 Equity Incentive Plan. We believe that equity incentive awards are critical to attracting and retaining the most talented employees in our industry. Stockholder approval of the proposed Plan Amendment will allow us to continue to provide these important incentives. Except for the proposed increase in the number of shares authorized under the plan, the Plan Amendment does not change any provisions of the Amended 2012 Equity Incentive Plan.

Material Changes to the Amended 2012 Equity Incentive Plan

The Plan Amendment would:

increase the number of shares of our Common Stock that may be authorized for grant pursuant to awards under the Amended 2012 Equity Incentive Plan by 1,500,000 shares, from 2,737,500 shares to 4,237,500 (plus any shares granted under our prior plan awards that are added back to the 2012 Equity Incentive Plan’s authorized pool pursuant to the replenishment provisions described herein). As of April 4, 2025, there were approximately 822,416 shares remaining available for future awards under the 2012 Equity Incentive Plan, as amended.

The text of the Plan Amendment is attached hereto as Appendix B.

Stockholder Approval Requirement

The Plan Amendment will become effective upon approval by our stockholders at the Annual Meeting. Unless and until our stockholders approve the Plan Amendment, we will continue to grant awards under the current terms of the Amended 2012 Equity Incentive Plan without regard to the Plan Amendment being proposed in this Proposal No. 4.

Stockholder approval of the Plan Amendment is necessary in order for us to meet the stockholder approval requirements of NASDAQ.

In order to enable you to evaluate the proposed amendment, the following is a description of the material terms of the Amended 2012 Equity Incentive Plan.

Summary of the Amended 2012 Equity Incentive Plan

The purposes of the Amended 2012 Equity Incentive Plan are: to (i) align the long-term financial interests of our employees, directors, consultants and advisers with those of our stockholders; (ii) attract and retain those individuals by providing compensation opportunities that are consistent with our compensation philosophy; and (iii) provide incentives to those individuals who contribute significantly to our long-term performance and growth. To accomplish these purposes, the Amended 2012 Equity Incentive Plan provides for the grant of units of Silvercrest L.P. (all references to units or interests of Silvercrest L.P. refer to Class B units of Silvercrest L.P. and accompanying shares of Class B common stock of our company). The Amended 2012 Equity Incentive Plan also provides for the grant of stock options (both stock options intended to be incentive stock options under Section 422 of the Internal Revenue Code and non-qualified stock options), stock appreciation rights (“SARs”), restricted stock awards, restricted stock units, performance-based stock awards and other stock-based awards (collectively, “Stock Awards”) based on our Class A common stock. Incentive stock options may be granted only to employees, and all other awards may be granted to employees, including officers, members, limited partners or partners who are engaged in the business of one or more of our subsidiaries, as well as non-employee directors and consultants.

Awards under the Amended 2012 Equity Incentive Plan are intended to be exempt from or to comply with Section 409A of the Internal Revenue Code.

Shares Subject to the Amended 2012 Equity Incentive Plan

The Amended 2012 Equity Incentive Plan currently authorizes 2,737,500 shares of our Class A common stock. The aggregate number of equity interests that may be granted to any single individual during a calendar year in the form of stock awards may not exceed 2,737,500 shares of Class A common stock and/or Class B units. As of the Record Date, there were 822,416 shares of our Class A common stock available under the Amended 2012 Equity Incentive Plan (the “Remaining Shares”). The additional 1,500,000 shares to be added under the Plan Amendment, together with the Remaining Shares, represent the shares that we anticipate needing for approximately the next two to three years.

Although we must manage our share reserve under the possibility that the performance awards will be earned at the maximum level, this will only occur if we achieve the maximum performance under each metric in each award, which is not expected to be the case. Our actual share usage will also vary from our estimate based upon changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our long-term incentive program, and forfeitures of outstanding awards. We believe that the proposed share reserve reflects an appropriate balance between our desire to allow maximum flexibility in a competitive labor market and stockholder interests of limiting dilution.

If an equity award granted under the Amended 2012 Equity Incentive Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the equity interests not acquired pursuant to the award will become available for subsequent issuance under the Amended 2012 Equity Incentive Plan. Equity awards that are forfeited, cancelled, exchanged or surrendered prior to becoming fully vested, may become available for the grant of new equity awards under the Amended 2012 Equity Incentive Plan. If any option is exercised by delivering previously owned shares of stock or Class B units in payment of the exercise price therefor, only the net number of shares or units will be considered to have been issued pursuant to an award granted under the Amended 2012 Equity Incentive Plan. In addition, any shares of stock or Class B units either tendered or withheld in satisfaction of tax withholding obligations of the Company or an affiliate will again be available for issuance under the Amended 2012 Equity Incentive Plan.

Administration of the Amended 2012 Equity Incentive Plan

Our Compensation Committee administers the Amended 2012 Equity Incentive Plan and determines, subject to the plan's terms: (i) which employees, directors, consultants and advisers receive grants; (ii) the dates of grant; (iii) the numbers and types of stock awards to be granted; (iv) the exercise or purchase price of each award; and (v) the terms and conditions of the stock awards, including the period of their exercisability and vesting and, in certain instances, the fair market value applicable to a stock award. In addition, the Compensation Committee will interpret the 2012 Equity Incentive Plan, as amended, and may adopt any administrative rules, regulations, procedures and guidelines to govern the Amended 2012 Equity Incentive Plan or any awards granted thereunder.

The Compensation Committee may cancel, with the consent of the affected participants, any or all of the outstanding stock options or SARs in exchange for (i) new stock options or SARs covering the same or a different number of shares of our Class A common stock, but with an exercise price or base amount per share not less than the fair market value per share of our Class A common stock on the new grant date; or (ii) cash or shares of our Class A common stock, whether vested or unvested, equal in value to the value of the cancelled stock options or SARs.

Types of Equity-Based Awards

The types of awards that may be made under the Amended 2012 Equity Incentive Plan are described below. These awards may be made singly or in combination, as part of compensation awards or ownership awards, or both. All the awards described below are subject to the conditions, limitations, restrictions, vesting and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to certain limitations provided in the 2012 Equity Incentive Plan, as amended. Awards under the Amended 2012 Equity Incentive Plan may be granted without any vesting or forfeiture conditions, as determined by the Compensation Committee. Each award will be evidenced by an award agreement, which will govern that award’s terms and conditions.

Non-qualified Stock Options

A non-qualified stock option is an option that does not meet the qualifications of an incentive stock option as described below. An award of a non-qualified stock option grants a participant the right to purchase a certain number of shares of our Class A common stock during a specified term in the future, after a vesting period, at an exercise price equal to at least 100% of the fair market value of our Class A common stock on the grant date. The term of a non-qualified stock option may not exceed ten years from the date of grant. Except as provided in the award agreement or as otherwise determined by the Compensation Committee, an option may only be exercised while the participant is employed by, or providing services to, us or our subsidiaries, or during an applicable period after termination of employment or service.

Incentive Stock Options

An incentive stock option is a stock option that meets the requirements of Section 422 of the Internal Revenue Code. Incentive stock options may be granted only to our employees and must have an exercise price of no less than 100% of fair market value on the grant date, a term of no more than ten years, and be granted from a plan that has been approved by our stockholders. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates, or more than 10% of the value of all classes of our stock, unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

SARs

A SAR entitles the participant to receive an amount equal to the difference between the fair market value of our Class A common stock on the exercise date and the exercise price of the SAR (which may not be less than 100% of the fair market value of a share of our Class A common stock on the grant date), multiplied by the number of shares subject to the SAR. The term of a SAR may not exceed ten years from the date of grant. Payment to a participant upon the exercise of a SAR may be either in cash, shares of our Class A common stock or a combination of the two as determined by the Compensation Committee. Except as provided in the award agreement or as otherwise determined by the Compensation Committee, a SAR may only be exercised while the participant is employed by, or providing services to, us or our subsidiaries, or during an applicable period after termination of employment or service.

Restricted Stock

A restricted stock award is an award of outstanding shares of our Class A common stock that does not vest until a specified period of time has elapsed, or other vesting conditions have been satisfied as determined by the Compensation Committee, and which may be forfeited if the conditions to vesting are not met. During the period that any restrictions apply, the transferability of stock awards is generally prohibited. Participants generally have all of the rights of a stockholder as to those shares, including the right to receive dividend payments on the shares subject to their award during the vesting period (unless the awards are subject to performance-vesting criteria) and the right to vote those shares. Dividends will be subject to the same restrictions as the underlying restricted stock unless otherwise provided by the Compensation Committee. All unvested restricted stock awards are forfeited if the participant’s employment or service is terminated for any reason, unless the Compensation Committee determines otherwise.

Restricted Stock Units

A restricted stock unit is a phantom unit that represents shares of our Class A common stock. Restricted stock units become payable on terms and conditions determined by the Compensation Committee and will be settled either in cash, shares of our Class A common stock or Class B units of Silvercrest L.P. or a combination of any of the three as determined by the Compensation Committee. All unvested restricted stock units are forfeited if the participant’s employment or service is terminated for any reason, unless the Compensation Committee determines otherwise.

Dividend Equivalents

Dividend equivalents entitle the participant to receive amounts equal to ordinary dividends that are paid on the shares underlying a grant while the grant is outstanding and may be awarded in connection with grants other than stock options or SARs. The Compensation Committee will determine whether dividend equivalents will be paid currently or credited to a bookkeeping account as a dollar amount or in the form of restricted stock units. Dividend equivalents may be paid in cash, in shares of our Class A common stock or in a combination of the two. The Compensation Committee will determine whether dividend equivalents will be conditioned upon the exercise, vesting or payment of the grant to which they relate and the other terms and conditions of the grant.

Class B Units

The Compensation Committee may also grant equity-based incentives related to Class B units of Silvercrest L.P. to encourage ownership in our operating partnership. The Compensation Committee may grant the same types of awards available under the Amended 2012 Equity Incentive Plan related to our Class A common stock as awards related to the Class B units of Silvercrest L.P., including options to purchase Class B units. Any award granted covering units will reduce the overall limit with respect to the number of shares of Class A common stock that may be granted under the Amended 2012 Equity Incentive Plan on a one-for-one basis.

LTIP Awards

The 2012 Equity Incentive Plan, as amended, allows for the grant of LTIP units that may, upon the occurrence of certain events or the participant’s achievement of certain performance goals, convert into Class B units of Silvercrest L.P. To the extent provided in an award agreement, LTIP units, whether or not vested, would entitle the participant to receive, currently or on a deferred or contingent basis, distributions or distribution equivalent payments with respect to the number of Class B units of Silvercrest L.P. corresponding to the LTIP units. The Compensation Committee may award LTIP units as free-standing awards or in tandem with another award. Any award granted covering LTIP units will reduce the overall limit with respect to the number of shares of Class A common stock that may be granted under the Amended 2012 Equity Incentive Plan on a one-for-one basis.

Other Equity-Based Awards

The Compensation Committee may grant other types of awards that are based on, or measured by reference to, shares of our Class A common stock or Class B units of Silvercrest L.P. The Compensation Committee determines the terms and conditions of such awards. Other stock-based awards may be settled in either cash or equity, as determined by the Compensation Committee.

Adjustments

In connection with stock splits, stock dividends, recapitalizations and certain other events affecting our Class A common stock, the Compensation Committee makes adjustments as it deems appropriate in (i) the number and kind of shares covered by outstanding grants and (ii) the exercise price of all outstanding stock awards, if applicable.

Change of Control

If we experience a change of control, unless otherwise determined by our Compensation Committee or evidenced in the applicable award or other agreement, our Compensation Committee will have discretion to provide, among other things: (i) for the continuation of outstanding awards after the change in control without change; (ii) the cash-out of outstanding options as of the time of the change in control transaction as part of the transaction; (iii) a requirement that the buyer assume or substitute outstanding awards; and (iv) the acceleration of outstanding options and awards. In the event of a change in control in which the consideration paid to the holders of shares of Class A common stock and Class B units of Silvercrest L.P. is solely cash, our Compensation Committee may, in its discretion, provide that each award shall, upon the occurrence of a change in control, be cancelled in exchange for a payment, in cash or Class A common stock, in an amount equal to (x) the excess of the consideration paid per share of Class A common stock and Class B units of Silvercrest L.P. in the change of control over the exercise or purchase price (if any) per share of Class A common stock or Class B units of

Silvercrest L.P. subject to the award, multiplied by (y) the number of shares of Class A common stock or Class B units of Silvercrest L.P. granted under the award.

In general terms, a change of control under the Amended 2012 Equity Incentive Plan occurs:

•	if a person, entity or affiliated group (with certain exceptions) acquires more than 50% of our then outstanding voting securities;

•

if we merge into another entity, unless the holders of our voting shares immediately prior to the merger have at least 50% of the combined voting power of the securities in the merged entity or its parent;

•	if we sell or dispose of all or substantially all of our assets;

•	if we are liquidated or dissolved;

•

if a majority of the members of our board of directors is replaced during any 12-month or shorter period by directors whose appointment or election is not endorsed by a majority of the incumbent directors; or

•	we cease to be the general partner of Silvercrest L.P.

Amendment; Termination

The Board may amend or terminate the Amended 2012 Equity Incentive Plan. Our stockholders must approve any amendment if their approval is required in order to comply with the Internal Revenue Code, applicable laws, or applicable stock exchange requirements. Awards may be granted under the Amended 2012 Equity Incentive Plan until the tenth anniversary of the effective date of the Plan Amendment, or until all the shares of Class A common stock subject to the Amended 2012 Equity Incentive Plan have been issued, unless the plan is earlier terminated by the Board or extended with stockholder approval. Awards granted pursuant to within that period shall not expire solely by reason of the termination of the Amended 2012 Equity Incentive Plan.

Compensation and Governance Best Practices

The Amended 2012 Equity Incentive Plan authorizes the grant of equity-based compensation in the form of stock options, stock appreciation rights, or SARs, restricted stock awards, restricted stock units, performance-based stock awards and other stock-based awards, for the purpose of providing the members of our Board and our employees and consultants compensation, incentives and rewards for performance. The broad range of compensation and governance best practices will continue after the adoption of the Plan Amendment.

We have designed the Amended 2012 Equity Incentive Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants, and non-employee directors with the interests of stockholders and the Company. These features include, but are not limited to, the following:

• No Discounted Stock Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

• Prohibition on Repricing. Except in connection with a corporate transaction involving the Company, the terms of outstanding stock rights may not be amended to reduce their exercise price, nor may such outstanding stock rights be cancelled in exchange for cash, stock rights with exercise prices that are less than the exercise prices of the original stock rights, or other awards, without stockholder approval.

• No Dividends on Unearned Awards. The Amended 2012 Equity Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards.

• No Tax Gross-Ups. The Amended 2012 Equity Incentive Plan does not provide for any tax gross-ups.

• Awards Subject to Clawback Policy. Awards under the Amended 2012 Equity Incentive Plan are subject to the Company’s clawback policy.

Significant Historical Award Information

•

Broad-Based Granting.    All of our full-time employees are eligible to receive equity award grants, as determined by the plan Administrator. At present, approximately 160 employees and three non-employee directors are eligible to receive equity award grants under the Amended 2012 Equity Incentive Plan. Currently, no consultants receive equity award grants under the Amended 2012 Equity Incentive Plan.

•	Alignment of Named Executive Officer Interests with Stockholder Interests. Equity awards represent a portion of the direct total compensation of our named executive officers.

•

Share Pool. As of April 4, 2025, approximately 822,416 shares are available for issuance under the Amended 2012 Equity Incentive Plan without giving effect to the proposed additional 1,500,000 share increase contemplated by the Plan Amendment.

•

Outstanding Awards under the Amended 2012 Equity Incentive Plan. The following table includes information regarding outstanding equity awards under the Amended 2012 Equity Incentive Plan, without giving effect to approval of the additional 1.5 million shares to be added under the Plan Amendment. The Amended 2012 Equity Incentive Plan is the only plan under which equity-based compensation currently may be awarded to our executive officers and employees.

Existing
Plan
Total shares underlying outstanding stock options	366,293
Weighted-average exercise price of outstanding stock options	$13.59
Weighted-average remaining contractual life of outstanding stock options	8.39
Total shares underlying performance-based outstanding full value awards	—
Total shares currently available for grant (1)	822,416
Common stock outstanding	9,442,572
Market closing price of common stock (2)	$15.43

(1) Represents shares available for future awards under the Amended 2012 Equity Incentive Plan.
(2) As of April 4, 2025.

Key Historical Equity Metrics

•

Based on our historical usage and presuming stockholder approval of this proposal, we estimate that the shares reserved for issuance under the Amended 2012 Equity Incentive Plan, as further amended by the Plan Amendment, would be sufficient for approximately two to three years, assuming we continue to grant awards consistent with our current practices, and noting that future circumstances or market or other conditions may result in a different outcome.

Federal Income Tax Consequences

The United States federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all the potential tax effects of the Amended 2012 Equity Incentive Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the Amended 2012 Equity Incentive Plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the Amended 2012 Equity Incentive Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a RSU award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. The Amended 2012 Equity Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the Amended 2012 Equity Incentive Plan, are designed to be exempt from the application of Code Section 409A. RSUs and performance awards granted under the Amended 2012 Equity Incentive Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Amended 2012 Equity Incentive Plan.

Benefits to NEOs and Others

Grants and awards under the Amended 2012 Equity Incentive Plan, which may be made to Company executive officers, directors and other employees, are made at the discretion of the Compensation Committee, granted pursuant to our director compensation program or, in some instances, granted to non-executive employees pursuant to delegated authority. The following table sets forth the number of stock options and RSUs that have been granted under the Amended 2012 Equity Incentive Plan to our NEOs and the other individuals and groups indicated, as of April 4, 2025. Any future awards under the Amended 2012 Equity Incentive Plan are not presently determinable.

		Restricted
	Stock	Stock
	Options	Units
	Granted	Granted
	under	under
	the Plan	the Plan
	Since	Since
Name and Position	Inception	Inception
Richard R. Hough III	532,433	437,643
Scott A. Gerard	—	84,106
David J. Campbell	—	48,511
Albert S. Messina	—	38,023
J. Allen Gray	—	111,052
Matthew Arpano	—	71,000

All Current Executive Officers as a Group	532,433	790,335
All Non-Executive Directors as a Group	—	58,813
All Employees as a Group (Including Officers who are not Executive Officers)	—	686,721

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE AMENDED 2012 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2025

Our Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for fiscal year 2025. You are being asked to ratify the appointment by our Audit Committee of Deloitte as our independent registered public accounting firm for fiscal year 2025. Deloitte has served as the Company’s independent registered accounting firm since 2006.

Members of Deloitte are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If Deloitte should decline to act or otherwise become incapable of acting, or if Deloitte’s engagement is discontinued for any reason, our Audit Committee will appoint another accounting firm to serve as our independent registered public accounting firm for fiscal year 2025.

2024 and 2023 Audit and Tax Compliance Fees

Aggregate fees for professional services rendered for us by Deloitte, and its affiliates, for the fiscal years ended December 31, 2024 and 2023 are set forth below.

	2024	2023
Audit Fees (a)	$793,408	$762,506
Audit-related Fees (b)	—	—
Tax Compliance Fees (c)	88,140	69,752
All Other Fees (d)	2,063	—
Total Fees	$883,611	$832,258

(a)
Audit fees consist of fees for professional services provided in connection with the annual audit and interim reviews of our consolidated financial statements. Audit fees were $793,408 and $762,506 for the fiscal years ended December 31, 2024 and 2023, respectively.
(b)
Audit related fees consist of assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under Audit Fees. There were no audit related fees for the years ended December 31, 2024 and 2023.
(c)
Tax compliance fees consist of fees for professional services in connection with a limited scope review of the Company’s U.S. federal, state, and local income tax returns and Singapore transfer pricing consulting services.
(d)
All other fees consist of the annual cost of a technical accounting database subscription provided by Deloitte or its affiliates.

The Audit Committee is required by its charter to pre-approve audit services and permitted non-audit services to be performed by our independent registered public accounting firm. The Audit Committee approved all services provided by Deloitte during 2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR 2025.

AUDIT COMMITTEE REPORT

We are responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls and operate pursuant to a written charter approved by the Board. We are comprised entirely of three independent directors who meet independence, experience and other qualification requirements of the NASDAQ listing standards, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the SEC. The Board has determined that the Audit Committee’s current chairman, Mr. Richard J. Burns, is the Audit Committee “financial expert”, as defined by SEC rules.

Management is responsible for the Company’s financial reporting process, including the Company’s system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm Deloitte & Touche LLP ("Deloitte") is responsible for auditing its consolidated financial statements and providing an opinion as to their conformity with accounting principles generally accepted in the United States. Our responsibility is to monitor and review this process. It is not our duty or responsibility to conduct auditing or accounting reviews or procedures. Consequently, in carrying out our oversight responsibilities, we shall not be charged with, and are not providing any expert or special assurance as to the Company’s financial statements, or any professional certification as to Deloitte's work. In addition, we have relied on management’s representation that the financial statements have been prepared with integrity and objectively in conformity with accounting principles generally accepted in the United States and on the representations of Deloitte included in their report on the Company’s financial statements.

In the 2024 fiscal year we met four times. During 2024, we:

•
appointed Deloitte & Touche LLP to continue to serve as the independent registered public accounting firm for fiscal year 2024;
•
met with management and the independent accountants to review and discuss the Company’s critical accounting policies and significant estimates;
•
met regularly with the independent accountants outside the presence of management;
•
reviewed and discussed the quarterly reports prior to filing with the SEC;
•
reviewed and discussed the quarterly earnings press releases;
•
reviewed the processes by which risk is assessed and mitigated; and
•
completed all other responsibilities under the Audit Committee charter.

We have reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2024 with management. We have discussed with Deloitte the matters required by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, and SEC Rule 2-07 of Regulation S-X, which includes a review of significant accounting estimates and the Company’s accounting practices. In addition, we have received written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte's communications with the Audit Committee concerning independence, and discussed with Deloitte their firm’s independence.

Based upon our discussion with management and Deloitte, and our review of the representations of management and Deloitte, we recommended to the Board that the audited consolidated financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2024.

We considered whether Deloitte's provision of audit-related and tax compliance services to the Company is compatible with maintaining Deloitte's independence and have determined the provision of such audit-related and tax compliance services are compatible with Deloitte's independence. Accordingly, we have approved retention of Deloitte as the Company’s independent registered public accounting firm for fiscal year 2025.

We reviewed and reassessed the adequacy of the Audit Committee Charter and recommended no changes.

THE AUDIT COMMITTEE

Richard J. Burns, Chairman

Brian D. Dunn

Darla M. Romfo

OTHER MATTERS

Incorporation of Information by Reference

The Audit Committee Report contained in this proxy statement is not deemed filed with the SEC and shall not be deemed incorporated by reference into any prior or future filings made by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate such information by reference. Our Annual Report on Form 10-K for the year ended December 31, 2024 is hereby incorporated by reference.

A copy of our 2024 annual report to stockholders is being sent to our stockholders together with this Proxy Statement.

By order of the Board of Directors,

David J. Campbell

General Counsel and Secretary

New York, New York

April 30, 2025

APPENDIX A - NON-GAAP FINANCIAL INFORMATION AND RECONCILIATIONS

To provide investors with additional insight, promote transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making, we supplement our consolidated financial statements presented on a basis consistent with U.S. generally accepted accounting principles, or GAAP, with Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, and Adjusted Earnings Per Share, which are non-GAAP financial measures of earnings.

•
EBITDA represents net income before provision for income taxes, interest income, interest expense, depreciation and amortization.
•
We define Adjusted EBITDA as EBITDA without giving effect to the Delaware franchise tax, professional fees associated with acquisitions or financing transactions, gains on extinguishment of debt or other obligations related to acquisitions, impairment charges and losses on disposals or abandonment of assets and leaseholds, client reimbursements and fund redemption costs, severance and other similar expenses, but including partner incentive allocations, prior to our initial public offering, as an expense. We feel that it is important to management and investors to supplement our consolidated financial statements presented on a GAAP basis with Adjusted EBITDA, a non-GAAP financial measure of earnings, as this measure provides a perspective of recurring earnings of the Company, taking into account earnings attributable to both Class A and Class B shareholders.
•
Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by total revenue. We feel that it is important to management and investors to supplement our consolidated financial statements presented on a GAAP basis with Adjusted EBITDA Margin, a non-GAAP financial measure of earnings, as this measure provides a perspective of recurring profitability of the Company, taking into account profitability attributable to both Class A and Class B shareholders.
•
Adjusted Net Income represents recurring net income without giving effect to professional fees associated with acquisitions or financing transactions, losses on forgiveness of notes receivable from our principals, gains on extinguishment of debt or other obligations related to acquisitions, impairment charges and losses on disposals or abandonment of assets and leaseholds, client reimbursements and fund redemption costs, severance and other similar expenses, but including partner incentive allocations, prior to our initial public offering, as an expense. Furthermore, Adjusted Net Income includes income tax expense assuming a blended corporate rate of 26%. We feel that it is important to management and investors to supplement our consolidated financial statements presented on a GAAP basis with Adjusted Net Income, a non-GAAP financial measure of earnings, as this measure provides a perspective of recurring income of the Company, taking into account income attributable to both Class A and Class B shareholders.
•
Adjusted Earnings Per Share represents Adjusted Net Income divided by the actual Class A and Class B shares outstanding as of the end of the reporting period for basic Adjusted Earnings Per Share, and to the extent dilutive, we add unvested deferred equity units and performance units to the total shares outstanding to compute diluted Adjusted Earnings Per Share. As a result of our structure, which includes a non-controlling interest, we feel that it is important to management and investors to supplement our consolidated financial statements presented on a GAAP basis with Adjusted Earnings Per Share, a non-GAAP financial measure of earnings, as this measure provides a perspective of recurring earnings per share of the Company as a whole as opposed to being limited to our Class A common stock.

These adjustments, and the non-GAAP financial measures that are derived from them, provide supplemental information to analyze our operations between periods and over time. Investors should consider our non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP.

The following tables contain reconciliations of net income to Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings Per Share (amounts in thousands except per share amounts).

	Year Ended December 31,
Reconciliation of non-GAAP financial measure:	2024	2023	2022
Net income	$15,709	$15,183	$30,793
GAAP Provision for income taxes	4,563	4,310	7,606
Delaware Franchise Tax	200	200	200
Interest expense	144	421	416
Interest income	(1,432)	(946)	(24)
Depreciation and amortization	4,146	4,014	3,883
Equity-based compensation	1,916	1,627	1,149
Other adjustments (A)	855	2,069	(12,002)
Adjusted EBITDA	$26,101	$26,878	$32,021
Adjusted EBITDA Margin	21.1%	22.9%	26.0%
Adjusted Net Income and Adjusted Earnings Per Share
Reconciliation of non-GAAP financial measure:
Net income	$15,709	$15,183	$30,793
GAAP Provision for income taxes	4,563	4,310	7,606
Delaware Franchise Tax	200	200	200
Other adjustments (A)	855	2,069	(12,002)
Adjusted earnings before provision for income taxes	21,327	21,762	26,597
Adjusted provision for income taxes:
Adjusted provision for income taxes (26% assumed tax rate)	(5,545)	(5,658)	(6,915)

Adjusted Net Income	$15,782	$16,104	$19,682

GAAP net income per share (B):
Basic and diluted	$1.00	$0.96	$1.92

Adjusted earnings per share/unit (B):
Basic	$1.15	$1.16	$1.40
Diluted	$1.10	$1.12	$1.35

Shares/units outstanding:
Basic Class A shares outstanding	9,376	9,479	9,560
Basic Class B shares/units outstanding	4,373	4,431	4,545
Total basic shares/units outstanding	13,750	13,910	14,105

Diluted Class A shares outstanding (C)	9,413	9,515	9,592
Diluted Class B shares/units outstanding (D)	4,945	4,820	5,011
Total diluted shares/units outstanding	14,358	14,335	14,603

(A) Other adjustments consist of the following:
	Year Ended December 31,
	2024	2023	2022
Acquisition costs (a)	$—	$5	$37
Severance	393	71	13
Other (b)	462	1,993	(12,052)
Total other adjustments	$855	$2,069	$(12,002)

(a ) In 2023, represents professional fees of $5 related to the acquisition of Cortina. In 2022, represents insurance costs of $22 and professional fees of $15 related to the acquisition of Cortina.

(b ) In 2024, represents a fair value adjustment to the Neosho contingent purchase price consideration of $12, an ASC 842 (see Note 2. “Summary of Significant Accounting Policies”) rent adjustment of $192 related to the amortization of property lease incentives, Tax Receivable Agreement adjustment of ($78), sign on bonuses paid to certain employees of $188, professional fees of $53 related to a transfer pricing project, legal fees of $46, data conversion costs of $27 and software implementation costs of $22. In 2023, represents a variable compensation payment of $1,667 related to the difference between the number of non-qualified stock options granted to an existing Class B unit holder as determined using the Black-Scholes method inclusive and exclusive of the expected annual dividend yield input, Tax Receivable Agreement adjustment of $2, an ASC 842 rent adjustment of $192 related to the amortization of property lease incentives, moving costs of $35, software implementation costs of $35, professional fees related to a transfer pricing project of $37, legal fees related to the startup of a fund of $2, a fair value adjustment to the Neosho contingent purchase price consideration of $24 and a fair value adjustment to the Cortina contingent purchase price consideration of ($2). In 2022, represents a fair value adjustment to the Cortina contingent purchase price consideration of ($11,781), a fair value adjustment to the Neosho contingent purchase price consideration of ($299), Tax Receivable Agreement adjustment of ($202), an ASC 842 rent adjustment of $192 related to the amortization of property lease incentives, expenses related to obtaining a business license of $26, system implementation costs of $6 and expenses related to the Coronavirus pandemic of $6.

(B)	GAAP net income per share is strictly attributable to Class A shareholders. Adjusted earnings per share takes into account earnings attributable to both Class A and Class B shareholders.
(C)	Includes 37,109 and 35,554 unvested restricted stock units at December 31, 2024 and 2023, respectively.
(D)	Includes 205,079 and 240,998 unvested restricted stock units and 366,293 and 147,506 non-qualified stock options at December 31, 2024 and 2023, respectively.

APPENDIX B - AMENDMENT TO THE 2012 EQUITY INCENTIVE PLAN

AMENDMENT TO THE SILVERCREST ASSET MANAGEMENT GROUP, INC.

2012 EQUITY INCENTIVE PLAN

This Amendment to the Silvercrest Asset Management Group, Inc. 2012 Equity Incentive Plan, as amended (the “Plan”), is hereby adopted this 18th day of April, 2025, by the Board of Directors (the “Board”) of Silvercrest Asset Management Group, Inc. (the “Company”).

WITNESETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 16.1 of the Plan, the Board may amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.
Section 4 of the Plan is hereby amended by increasing the share references in such section from 2,737,500 to 4,237,500 so that such section reads in its entirety as follows:

“ 4. Stock and Class B Units Subject to the Plan. At no time shall the number of shares of Stock and Class B Units issued pursuant to or subject to outstanding Awards granted under the Plan, nor the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options, exceed 4,237,500 shares of Stock or Class B Units, subject, however, to the provisions of Section 8 of the Plan. For the avoidance of doubt, any Award with respect to either a share of Stock or with respect to a Class B Unit will reduce the overall limit with respect to the number of shares of Stock and Class B Units that may be granted under Awards on a one-for-one basis.

For purposes of applying the foregoing limitation, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock or Class B Units and, without limiting the generality of the foregoing:

(a)
if any Option or Stock-settled Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the recipient or repurchased at less than its Market Value as a means of effecting a forfeiture, the shares of Stock or Class B Units not purchased by the Optionee or which are forfeited by the recipient or repurchased shall again be available for Awards to be granted under the Plan;

(b)
if any Option is exercised by delivering previously owned shares of Stock or Class B Units in payment of the exercise price therefor, only the net number of shares or units, that is, the number of shares of Stock or Class B Units issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Award granted under the Plan; and

(c)
any shares of Stock or Class B Units either tendered or withheld in satisfaction of tax withholding obligations of the Company or an Affiliate shall again be available for issuance under the Plan.

None of the foregoing provisions of this Section 4, including the adjustment provisions of Section 8, shall apply in determining the maximum number of shares of Stock issued pursuant to or subject to outstanding Incentive Options unless consistent with the provisions of Section 422 of the Code, however. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.”

Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Amendment to the Plan, as adopted by the Board on April 18, 2025, and approved by the Company’s stockholders on June 4, 2025.

SILVERCREST ASSET MANAGEMENT GROUP, INC.

By: /s/ Richard R. Hough III

Richard A. Hough III

Chairman, Chief Executive Officer, and President

By:/s/ Scott A. Gerard_______________

Scott Gerard

Chief Financial Officer

ANNUAL MEETING OF STOCKHOLDERS OF

SILVERCREST ASSET MANAGEMENT GROUP INC.

June 4, 2025

Class A

GO GREEN

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:
The Notice of Meeting, proxy statement and proxy card are available at http://www.silvercrestgroup.com

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230403030000000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS AND "FOR" A FREQUENCY OF ONE YEAR FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Richard J. Burns
- ○ J. Allen Gray

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. Approval of executive compensation in an advisory, non-binding vote.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of 2025 Annual Meeting of Stockholders, a Proxy Statement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SILVERCREST ASSET MANAGEMENT GROUP INC. June 4, 2025 Class A GO GREEN e-Consentmakesiteasytogopaperless.Withe-Consent,youcanquicklyaccessyourproxy material, statements and other eligible documents online, while reducing costs, clutter and paperwaste. Enrolltoday via https://equiniti.com/us/ast-access to enjoyonline access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice ofMeeting, proxy statement andproxy card are available athttp://www.silvercrestgroup.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach alongperforatedline and mailin the envelope provided. 20230403030000000000 0 060425 2. Approval ofexecutive compensationin an advisory,non-binding vote. FORAGAINSTABSTAINTHEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"EACHOFTHELISTEDPROPOSALSAND"FOR"AFREQUENCYOFONEYEARFORPROPOSAL3. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx 1.Theelectionasdirectorofthenomineeslistedbelow(exceptasmarked to the contrary below). ORichard J. Burns OJ.Allen Gray FORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) NOMINEES: INSTRUCTIONS:Towithholdauthoritytovoteforanyindividualnominee(s),mark“FORALLEXCEPT” andfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: FORAGAINSTABSTAINFORAGAINSTABSTAIN2YEARS3YEARSABSTAIN1YEAR 3. Selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote. 4. To amend our 2012 Equity Incentive Plan, as amended, to increase the authorized number of shares issuable under the plan by 1,500,000 shares. 5. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. The undersigned acknowledges receipt from the Company before the execution of thisproxyoftheNotice of 2025Annual MeetingofStockholders, aProxyStatement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders. Tochangethe addresson your account,please checkthe boxatrightand indicate your new address in the address space above. Please note that changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method. Signature ofStockholder Date: Signature ofStockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are heldjointly, eachholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. Ifthe signer is acorporation,please sign full corporate name byduly authorized officer,givingfulltitle as such. If signer is apartnership, please sign in partnership name by authorizedperson.

ANNUAL MEETING OF STOCKHOLDERS OF

SILVERCREST ASSET MANAGEMENT GROUP INC.

June 4, 2025

Class A

PROXY VOTING INSTRUCTIONS

Vote online/phone until **11:59 PM EST** the day before the meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:
The Notice of Meeting, proxy statement and proxy card are available at http://www.silvercrestgroup.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230403030000000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS AND "FOR" A FREQUENCY OF ONE YEAR FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

NOMINEES:
- ○ Richard J. Burns
- ○ J. Allen Gray

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of 2025 Annual Meeting of Stockholders, a Proxy Statement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SILVERCREST ASSET MANAGEMENT GROUP INC. June 4, 2025 Class A PROXYVOTINGINSTRUCTIONS INTERNET -Access“www.voteproxy.com”andfollowtheon-screen instructions or scan the QR code withyour smartphone. Have your proxy cardavailablewhen you access the webpage. TELEPHONE -Calltoll-free1-800-PROXIES (1-800-776-9437)in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy cardavailablewhen you call. Vote online/phone until11:59PMESTthedaybefore the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending theAnnual Meeting. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter andpaperwaste.Enrolltodayviahttps://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice ofMeeting, proxy statement andproxy card are available athttp://www.silvercrestgroup.com Please detach alongperforatedline and mailin the envelope providedIF you are not voting via telephone or the Internet. 20230403030000000000 0 060425 THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"EACHOFTHELISTEDPROPOSALSAND"FOR"AFREQUENCYOFONEYEARFORPROPOSAL3. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx FORAGAINSTABSTAIN 1.Theelectionasdirectorofthenomineeslistedbelow(exceptasmarked 2. Approval ofexecutive compensationin an advisory,non-binding to the contrarybelow). vote. NOMINEES: FOR ALL NOMINEES O RichardJ. Burns 1 YEAR 2 YEARS 3 YEARS ABSTAIN O J.Allen Gray 3. Selection of the frequency of future advisory votes on WITHHOLD AUTHORITY FOR ALL NOMINEES executive compensation in an advisory, non-binding vote. FOR ALL EXCEPT FOR AGAINST ABSTAIN (See instructions below) 4. To amend our 2012 Equity Incentive Plan, as amended, to increase the authorized number of shares issuable under the plan by1,500,000 shares. FOR AGAINST ABSTAIN 5. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company before the execution of thisproxyoftheNotice of2025AnnualMeetingofStockholders, aProxyStatement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders. Tochangethe addresson your account,please checkthe boxatrightand indicate your new address in the address space above. Please note that changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method. Signature ofStockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are heldjointly, eachholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. Ifthe signer is acorporation,please sign full corporate name byduly authorized officer,givingfulltitle as such. If signer is apartnership, please sign in partnership name by authorizedperson.

0 1330 Avenue of the Americas, 38th Floor New York, NY 10019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David J. Campbell and ScottA. Gerard as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of ClassACommon Stock of SILVERCRESTASSETMANAGEMENTGROUPINC. held of record by the undersigned on April 23, 2025, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 1330 Avenue of the Americas, 38th Floor, New York, NY 10019, on June 4, 2025, at 10:00 a.m., Eastern Time, or any adjournment or postponement there-of. The shares of stock you hold as of the close of business on April 23, 2025 will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the nominees for director (Proposal 1), “FOR” Proposal 2, “FOR” a frequency of one year (Proposal 3), “FOR” Proposal 4 and “FOR” Proposal 5 and otherwise in accordance with the best judgment of the proxy holder upon other matters that may properly come before the Annual Meeting. (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

SILVERCREST ASSET MANAGEMENT GROUP INC.

June 4, 2025

Class B

GO GREEN

The Notice of Meeting, proxy statement and proxy card are available at http://www.silvercrestgroup.com

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230403030000000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS AND "FOR" A FREQUENCY OF ONE YEAR FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Richard J. Burns
- ○ J. Allen Gray

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Proposal	FOR	AGAINST	ABSTAIN
2. Approval of executive compensation in an advisory, non-binding vote.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of 2025 Annual Meeting of Stockholders, a Proxy Statement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SILVERCREST ASSET MANAGEMENT GROUP INC. June 4, 2025 Class B GO GREEN e-Consentmakesiteasytogopaperless.Withe-Consent,youcanquicklyaccessyourproxy material, statements and other eligible documents online, while reducing costs, clutter and paperwaste. Enrolltoday via https://equiniti.com/us/ast-access to enjoyonline access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice ofMeeting, proxy statement andproxy card are available athttp://www.silvercrestgroup.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach alongperforatedline and mailin the envelope provided. 20230403030000000000 0 060425 THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"EACHOFTHELISTEDPROPOSALSAND"FOR"AFREQUENCYOFONEYEARFORPROPOSAL3. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx 1.Theelectionasdirectorofthenomineeslistedbelow(exceptasmarked to the contrary below). ORichard J. Burns OJ.Allen Gray FORALLNOMINEESWITHHOLDAUTHORITYFORALLNOMINEESFORALLEXCEPT(Seeinstructionsbelow) NOMINEES: INSTRUCTIONS:Towithholdauthoritytovoteforanyindividualnominee(s),mark“FORALLEXCEPT” andfillinthecirclenexttoeachnomineeyouwishtowithhold,asshownhere: 2. Approval ofexecutive compensationin an advisory,non-binding vote. 3. Selection of the frequency of future advisory votes on executive compensation in an advisory, non-binding vote. 4. To amend our 2012 Equity Incentive Plan, as amended, to increase the authorized number of shares issuable under the plan by 1,500,000 shares. 5. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. The undersigned acknowledges receipt from the Company before the execution of thisproxyoftheNotice of 2025Annual MeetingofStockholders, aProxyStatement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders. FORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAIN2YEARS3YEARSABSTAIN1YEAR Tochangethe addresson your account,please checkthe boxatrightand indicate your new address in the address space above. Please note that changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method. Signature ofStockholder Date: Signature ofStockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are heldjointly, eachholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. Ifthe signer is acorporation,please sign full corporate name byduly authorized officer,givingfulltitle as such. If signer is apartnership, please sign in partnership name by authorizedperson.

ANNUAL MEETING OF STOCKHOLDERS OF

SILVERCREST ASSET MANAGEMENT GROUP INC.

June 4, 2025

Class B

PROXY VOTING INSTRUCTIONS

Vote online/phone until 11:59 PM EST the day before the meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING:
The Notice of Meeting, proxy statement and proxy card are available at http://www.silvercrestgroup.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230403030000000000 0 060425

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS AND "FOR" A FREQUENCY OF ONE YEAR FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election as director of the nominees listed below (except as marked to the contrary below).

NOMINEES:

☐ FOR ALL NOMINEES

○ Richard J. Burns
○ J. Allen Gray

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

Proposal	FOR	AGAINST	ABSTAIN
2. Approval of executive compensation in an advisory, non-binding vote.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of 2025 Annual Meeting of Stockholders, a Proxy Statement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF SILVERCREST ASSET MANAGEMENT GROUP INC. June 4, 2025 Class B PROXYVOTINGINSTRUCTIONS INTERNET -Access“www.voteproxy.com”andfollowtheon-screen instructions or scan the QR code withyour smartphone. Have your proxy cardavailablewhen you access the webpage. TELEPHONE -Calltoll-free1-800-PROXIES (1-800-776-9437)in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy cardavailablewhen you call. Vote online/phone until11:59PMESTthedaybefore the meeting. MAIL -Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON -You may vote your shares in person by attending theAnnual Meeting. GO GREEN -e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter andpaperwaste.Enrolltodayviahttps://equiniti.com/us/ast-access COMPANY NUMBER ACCOUNT NUMBER to enjoy online access. IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL FOR THE ANNUAL MEETING: The Notice ofMeeting, proxy statement andproxy card are available athttp://www.silvercrestgroup.com Please detach alongperforatedline and mailin the envelope providedIF you are not voting via telephone or the Internet. 20230403030000000000 0 060425 THEBOARDOFDIRECTORSRECOMMENDSAVOTE"FOR"EACHOFTHELISTEDPROPOSALSAND"FOR"AFREQUENCYOFONEYEARFORPROPOSAL3. PLEASESIGN,DATEANDRETURNPROMPTLYINTHEENCLOSEDENVELOPE.PLEASEMARKYOURVOTEINBLUEORBLACKINKASSHOWNHEREx FORAGAINSTABSTAIN 1.Theelectionasdirectorofthenomineeslistedbelow(exceptasmarked 2. Approval ofexecutive compensationin an advisory,non-binding to the contrarybelow). vote. NOMINEES: FOR ALL NOMINEES O RichardJ. Burns 1 YEAR 2 YEARS 3 YEARS ABSTAIN O J.Allen Gray 3. Selection of the frequency of future advisory votes on WITHHOLD AUTHORITY FOR ALL NOMINEES executive compensation in an advisory, non-binding vote. FOR ALL EXCEPT FOR AGAINST ABSTAIN (See instructions below) 4. To amend our 2012 Equity Incentive Plan, as amended, to increase the authorized number of shares issuable under the plan by1,500,000 shares. FOR AGAINST ABSTAIN 5. The ratification of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: The undersigned acknowledges receipt from the Company before the execution of thisproxyoftheNotice of2025AnnualMeetingofStockholders, aProxyStatement for the 2025 Annual Meeting of Stockholders and the 2024 Annual Report to Stockholders. Tochangethe addresson your account,please checkthe boxatrightand indicate your new address in the address space above. Please note that changestotheregisteredname(s)ontheaccountmaynotbesubmittedviathis method. Signature ofStockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are heldjointly, eachholder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. Ifthe signer is acorporation,please sign full corporate name byduly authorized officer,givingfulltitle as such. If signer is apartnership, please sign in partnership name by authorizedperson.

0 1330 Avenue of the Americas, 38th Floor New York, NY 10019 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints David J. Campbell and ScottA. Gerard as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Class B Common Stock of SILVERCREST ASSET MANAGEMENT GROUP INC. held of record by the undersigned on April 23, 2025, at the Annual Meeting of Stockholders to be held at the Company's headquarters located at 1330Avenue of the Americas, 38th Floor, New York, NY 10019, on June 4, 2025, at 10:00 a.m., Eastern Time, or any adjournment or postponement there-of. The shares of stock you hold as of the close of business on April 23, 2025 will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" the election of the nominees for director (Proposal 1), “FOR” Proposal 2, “FOR” a frequency of one year (Proposal 3), “FOR” Proposal 4 and “FOR” Proposal 5 and otherwise in accordance with the best judgment of the proxy holder upon other matters that may properly come before the Annual Meeting. (Continued and to be signed on the reverse side.) 1.1 14475